Dreyfus

Midcap Value Fund

SEMIANNUAL REPORT February 28, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                 Dreyfus Midcap

                                                                     Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Midcap Value Fund, covering the six-month period from September 1, 2000 through February 28, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Peter Higgins.

The midcap segment of the stock market, as measured by the Standard & Poor's MidCap 400 Index, declined more than 8% during the six-month reporting period. Many other major stock market indices declined even more sharply. The reasons for the lackluster performance ranged from an ongoing correction in technology share valuations to slower economic growth.

Times of economic and market changes are often good opportunities to review your investment strategies. Recent market events and conditions may have altered the
way   your   investments   are   apportioned   among   various  asset  classes,
market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

March 15, 2001




DISCUSSION OF FUND PERFORMANCE

Peter Higgins, Portfolio Manager

How did Dreyfus Midcap Value Fund perform relative to its benchmark?

For the six-month period ended February 28, 2001, the fund produced a total return of 11.00% .(1) This compares favorably with the return provided by the fund' s benchmark, the Russell Midcap Value Index, which produced a total return
of    9.63%    for    the    same    period.(2)

We attribute the fund's positive performance, both on an absolute and relative basis, to our consumer services, health care and energy holdings, three areas in
which   our   security   selection   strategy   was   particularly   effective.

What is the fund's investment approach?

The fund's goal is to surpass the performance of the Russell Midcap Value Index by investing in midcap companies that appear to us to be inexpensive relative to certain financial measurements of their intrinsic worth or business prospects

When selecting stocks for the fund, we emphasize three key factors: VALUE, or how the stock is priced relative to its intrinsic worth based on a variety of traditional measures; BUSINESS HEALTH, as defined by the company's overall efficiency and profitability; and BUSINESS MOMENTUM, or the presence of a catalyst -- such as corporate restructuring, change in management or a spin-off -- that could trigger an increase in the stock's price in the near term

We typically sell a stock when we no longer consider it attractively valued, when it appears less likely to benefit from the current market and economic environment, when it shows deteriorating fundamentals or declining momentum, or
when    its    performance    falls    short    of    our    expectations.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund's performance was driven primarily by retail stocks within the consumer services area. Retail stocks have been selling at low prices due to the competition they faced last year from internet companies selling retail products online. While many of these internet companies have since gone out of business, their presence held down the stock prices of many well-known retailers. At the time, we did not believe these internet companies posed a long-term threat and we used the opportunity to buy high quality retail names that were selling at what we believed were depressed levels. Once the threat of internet sales faded, the stock prices rebounded, we trimmed our positions and took profits for the fund.

Health care was another strong area for the fund. We began increasing our exposure to this group at the beginning of the reporting period based on our belief that these stocks would hold up better in a slower economic environment. Traditionally, health care stocks are less sensitive to changes in the economy because people still need to take medicine and go to the hospital regardless of the economic environment. Within this area, our two best performing stocks were a major rehabilitation hospital company that is undergoing an intense restructuring to improve its businesses and a prominent eye care company that stands to benefit from a drug delivery system, which is currently pending FDA approval.

The energy group also contributed positively to the fund's performance. For some time, we have maintained healthy exposure to this area, which has continued to benefit from the high price of oil. When energy names sold off sharply during the middle of the period, we opportunistically increased our investments in energy services companies. When their stock prices increased substantially later in the period, we sold some of them and took profits for the fund.

On the other hand, the fund' s performance was hindered by our technology holdings. We increased our weighting in this area in November and December, when many technology stocks fell sharply. By doing so we were able to purchase some high quality names that were selling at what we believed were
cheap    prices.

What is the fund's current strategy?

We continue to favor selected names within the consumer service, health care and technology sectors but have trimmed our energy holdings modestly. We are emphasizing stocks that, in our view, are moderately priced and possess positive
earnings    growth    prospects.

Our long-standing strategy is to take advantage of both the valuations of a stock and the presence of a business catalyst that could trigger an increase in the stock' s price. However, in light of recent economic trends, it has become increasingly difficult to find business catalysts. In times like these, we believe it may become necessary to place greater emphasis on the valuation side
of   the  equation  in  our  search  for  the  best  investment  opportunities.

March 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP VALUE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2001 (Unaudited)

STATEMENT OF INVESTMENTS



COMMON STOCKS--99.2%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--7.5%

AK Steel Holding                                                                                286,618                2,731,470

Abitibi-Consolidated                                                                            802,000                6,255,600

Agrium                                                                                          441,800                5,871,522

Cominco                                                                                         217,200                3,455,652

IMC Global                                                                                      654,600                9,000,750

Jefferson Smurfit, ADR                                                                          274,000                5,071,740

PolyOne                                                                                         383,600                3,298,960

Smurfit-Stone Container                                                                         277,900  (a)           4,012,181

USX-U.S. Steel Group                                                                            241,300                3,677,412

                                                                                                                      43,375,287

CAPITAL GOODS--10.3%

Deere & Co.                                                                                     141,400                5,754,980

Delphi Automotive Systems                                                                       309,700                4,345,091

Ingersoll-Rand                                                                                  213,000                9,233,550

Massey Energy                                                                                   263,200                5,169,248

NCR                                                                                             265,600  (a)          11,686,400

Navistar International                                                                          219,200  (a)           5,484,384

Parker-Hannifin                                                                                 103,050                4,434,241

Pentair                                                                                         271,300                7,515,010

TRW                                                                                             146,800                5,731,072

                                                                                                                      59,353,976

COMPUTERS--2.8%

Apple Computer                                                                                  443,800  (a)           8,099,350

Gateway                                                                                         449,100  (a)           7,724,520

                                                                                                                      15,823,870

CONSUMER DURABLES--1.8%

Black & Decker                                                                                   83,100                3,449,481

Goodyear Tire & Rubber                                                                          235,000                5,992,500

Midway Games                                                                                    156,800  (a)           1,121,120

                                                                                                                      10,563,101

CONSUMER NON-DURABLES--4.5%

Bemis                                                                                            21,100                  717,822

Clorox                                                                                           68,800                2,474,048

Dean Foods                                                                                       95,700                3,154,272



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLES (CONTINUED)

Jones Apparel Group                                                                             131,700  (a)           5,057,280

NIKE, Cl. B                                                                                     126,800                4,951,540

Tyson Foods, Cl. A                                                                              741,200                9,346,532

                                                                                                                      25,701,494

CONSUMER SERVICES--15.2%

Allied Waste Industries                                                                         378,100  (a)           6,106,315

AnnTaylor Stores                                                                                 99,900  (a)           2,580,417

Cendant                                                                                       1,656,600  (a)          21,668,328

Circuit City Stores-Circuit City Group                                                          635,200                9,635,984

Consolidated Stores                                                                             279,800  (a)           4,339,698

Emmis Communications, Cl. A                                                                     133,900  (a)           3,539,981

Intimate Brands                                                                                 383,200                6,054,560

Park Place Entertainment                                                                        690,700  (a)           7,701,305

Pittston Brink's Group                                                                          125,000                2,481,250

SUPERVALU                                                                                       455,900                6,396,277

Six Flags                                                                                       569,700  (a)          12,299,823

Valassis Communications                                                                          22,600  (a)             683,198

Zale                                                                                            132,900  (a)           4,181,034

                                                                                                                      87,668,170

ENERGY--10.7%

Arch Coal                                                                                       152,800                3,598,440

Devon Energy                                                                                    221,806                12,642,942

Noble Affiliates                                                                                113,700                5,042,595

Petroleum Geo-Services, ADR                                                                     925,600  (a)           8,099,000

Santa Fe International                                                                          105,400                3,947,230

Sunoco                                                                                          193,300                6,425,292

Tidewater                                                                                       117,800                5,736,860

Tosco                                                                                           127,500                5,106,375

Ultramar Diamond Shamrock                                                                       125,800                4,579,120

Varco International                                                                             283,600  (a)           6,361,148

                                                                                                                      61,539,002

FINANCIAL SERVICES--7.6%

Chubb                                                                                            40,700                2,920,225

E*Trade Group                                                                                   386,500  (a)           3,482,365

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Knight Trading Group                                                                            486,400  (a)           7,904,000

Stilwell Financial                                                                              443,300               14,141,270

UnumProvident                                                                                   597,300               15,631,341

                                                                                                                      44,079,201

FOOD AND HOUSEHOLD PRODUCTS--1.8%

Archer-Daniels-Midland                                                                          698,600               10,513,930

HEALTH CARE--9.5%

Aetna                                                                                           179,500  (a)           6,682,785

Bausch & Lomb                                                                                   348,700               18,732,164

Boston Scientific                                                                               871,600  (a)          14,372,684

ICN Pharmaceuticals                                                                             158,700                4,215,072

Oxford Health Plans                                                                              96,300  (a)           3,183,919

Quintiles Transnational                                                                         413,800  (a)           7,448,400

                                                                                                                      54,635,024

LEISURE & ENTERTAINMENT--.4%

Mandalay Resort Group                                                                           115,500  (a)           2,342,340

TECHNOLOGY--23.9%

Advanced Micro Devices                                                                          495,800  (a)          10,659,700

Arrow Electronics                                                                               280,800  (a)           7,693,920

Avaya                                                                                           389,200                5,448,800

Avnet                                                                                           297,400                7,286,300

BMC Software                                                                                    265,700  (a)           8,004,212

Computer Associates International                                                               249,700                7,788,143

Conexant Systems                                                                                331,300  (a)           4,058,425

Fairchild Semiconductor, Cl. A                                                                  110,300  (a)           1,620,307

Foundry Networks                                                                                107,500  (a)           1,236,250

Informix                                                                                      1,824,850  (a)          13,002,056

J.D. Edwards & Co.                                                                              175,700  (a)           1,822,888

KPMG Consulting                                                                                  47,500                1,095,469

Keane                                                                                           319,400  (a)           4,797,388

Lam Research                                                                                    494,600  (a)          10,633,900

Lattice Semiconductor                                                                            79,400  (a)           1,468,900

marchFirst                                                                                      797,600  (a)           1,121,625

Maxtor                                                                                           25,600  (a)             179,200

National Semiconductor                                                                          338,300  (a)           6,908,086

Network Associates                                                                            1,107,500  (a)           7,164,141


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Quantum--DLT & Storage Systems                                                                  707,500  (a)           8,893,275

Quantum--Hard Disk Drive                                                                        553,600  (a)           5,812,800

Silicon Graphics                                                                                704,500  (a)           3,261,835

Teradyne                                                                                        295,500  (a)           9,228,465

3Com                                                                                            958,200  (a)           8,743,575

                                                                                                                     137,929,660

TRANSPORTATION--2.8%

AMR                                                                                             275,100  (a)           9,147,075

Delta Air Lines                                                                                 162,800                6,857,136

Yellow                                                                                           13,600  (a)             269,450

                                                                                                                      16,273,661

UTILITIES--.4%

Mirant                                                                                           13,300                  332,500

Wisconsin Energy                                                                                 95,400                2,110,248

                                                                                                                       2,442,748

TOTAL COMMON STOCKS

   (cost $572,693,438)                                                                                               572,241,464
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--2.6%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

5.03%, 4/19/2001                                                                              5,377,000                5,340,544

4.65%, 5/10/2001                                                                              9,806,000                9,716,177

TOTAL SHORT-TERM INVESTMENTS

   (cost $15,057,524)                                                                                                 15,056,721
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $587,750,962)                                                            101.8%              587,298,185

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (1.8%)             (10,263,330)

NET ASSETS                                                                                       100.0%              577,034,855

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                            587,750,962  587,298,185

Cash                                                                  8,291,066

Receivable for investment securities sold                            14,977,493

Receivable for shares of Common Stock subscribed                      4,583,282

Dividends receivable                                                    463,225

Prepaid expenses                                                         31,441

                                                                    615,644,692
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           459,981

Payable for investment securities purchased                          30,297,713

Payable for shares of Common Stock redeemed                           7,719,002

Interest payable--Note 2                                                    622

Accrued expenses                                                        132,519

                                                                     38,609,837
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      577,034,855
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     549,317,507

Accumulated investment (loss)                                          (187,200)

Accumulated net realized gain (loss) on investments                  28,357,325

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4(b)                                           (452,777)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      577,034,855
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      21,130,930

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          27.31

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended February 28, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $7,708 foreign taxes withheld at source)      1,411,513

Interest                                                               220,240

TOTAL INCOME                                                         1,631,753

EXPENSES:

Management fee--Note 3(a)                                            1,166,139

Shareholder servicing costs--Note 3(b)                                 471,817

Registration fees                                                      106,023

Custodian fees--Note 3(b)                                               29,208

Professional fees                                                       17,555

Prospectus and shareholders' reports                                    14,416

Interest expense--Note 2                                                 9,351

Directors' fees and expenses--Note 3(c)                                  3,550

Miscellaneous                                                              894

TOTAL EXPENSES                                                       1,818,953

INVESTMENT (LOSS)                                                     (187,200)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

   Long transactions                                                47,531,402

   Short sale transactions                                             325,938

NET REALIZED GAIN (LOSS)                                            47,857,340

Net unrealized appreciation (depreciation) on investments          (18,361,796)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              29,495,544

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                29,308,344

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2001       Year Ended

                                              (Unaudited)  August 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (187,200)         (401,386)

Net realized gain (loss) on investments        47,857,340        19,547,442

Net unrealized appreciation (depreciation)
   on investments                             (18,361,796)       15,980,664

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   29,308,344        35,126,720
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS              (32,738,221)       (4,867,590)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 464,242,898       190,777,681

Dividends reinvested                           31,275,211         4,649,363

Cost of shares redeemed                      (104,097,729)     (134,809,876)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            391,420,380        60,617,168

TOTAL INCREASE (DECREASE) IN NET ASSETS       387,990,503        90,876,298
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           189,044,352        98,168,054

END OF PERIOD                                 577,034,855       189,044,352
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    16,862,802         7,858,196

Shares issued for dividends reinvested          1,359,201           233,168

Shares redeemed                                (3,816,514)       (5,889,376)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  14,405,489         2,201,988

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended

                                         February 28, 2001                          Year Ended August 31,
                                                                   ---------------------------------------------------------

                                                (Unaudited)        2000        1999        1998        1997        1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               28.11        21.70       15.39       22.23       15.80         12.50

Investment Operations:

Investment income (loss)--net                         (.02)(b)     (.09)(b)    (.17)(b)    (.06)(b)    (.01)          .08

Net realized and unrealized

   gain (loss) on investments                         2.50         7.74        8.26       (5.73)       8.23          3.28

Total from Investment Operations                      2.48         7.65        8.09       (5.79)       8.22          3.36

Distributions:

Dividends from
   investment income--net                               --           --          --         --         (.04)         (.04)

Dividends from net realized
   gain on investments                               (3.28)       (1.24)      (1.78)      (1.05)      (1.75)         (.02)

Total Distributions                                  (3.28)       (1.24)      (1.78)      (1.05)      (1.79)         (.06)

Net asset value, end of period                       27.31        28.11       21.70       15.39       22.23         15.80
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     11.00(c)     37.60       55.71      (27.32)      55.45         26.88(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                  .58(c)      1.27        1.34        1.29        1.25          1.18(c)

Ratio of interest expense
   to average net assets                               .00(c,d)     .04         .06         .01         .01           .01(c)

Ratio of net investment
   income (loss)

   to average net assets                              (.06)(c)     (.38)       (.89)       (.25)       (.14)          .56(c)

Decrease reflected in above
   expense ratios due
   to undertakings by
   The Dreyfus Corporation                              --           --          --          --         .26          1.13(c)

Portfolio Turnover Rate                             110.55(c)    242.27      257.23      168.72      154.92        266.80(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                       577,035      189,044      98,168      80,300      81,494         3,591

(A) FROM SEPTEMBER 28, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Midcap  Value  Fund  (the  "fund" ) is a separate diversified series of
Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund's investment objective is to surpass the performance of the Russell Midcap Value Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $3,511 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended February 28, 2001 was approximately $268,800 with a related weighted average annualized interest rate of 7.02%.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2001, the fund was charged $388,713 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2001, the fund was charged $33,866 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2001, the fund was charged $29,208 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.
Subject    to    the

fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made
through    the    use    of    the    fund's    exchange    privilege.

NOTE 4--Securities Transactions:

(a)  The  following  summarizes  the  aggregate amount of purchases and sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended February 28, 2001:

                                       Purchases ($)              Sales ($)
--------------------------------------------------------------------------------

Long transactions                         708,135,525             354,484,709

Short sale transactions                     1,374,500               1,700,438

     TOTAL                                709,510,025             356,185,147

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissable liquid assets sufficient to cover its short position. At February 28, 2001, there were no securities sold short outstanding.

(b) At February 28, 2001, accumulated net unrealized depreciation on investments was $452,777, consisting of $34,920,168, gross unrealized appreciation and $35,372,945 gross unrealized depreciation.

At February 28, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Midcap Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  258SA0201





Dreyfus

Aggressive Growth Fund

SEMIANNUAL REPORT February 28, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                 Dreyfus Aggressive Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

Enclosed is the semiannual report for Dreyfus Aggressive Growth Fund, covering the six-month period from September 1, 2000 through February 28, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Kevin Sonnett, CFA.

The large-cap segment of the stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 17% during the six-month reporting period. Many other major stock market indices declined as well. The reasons for the lackluster performance ranged from an ongoing correction in technology share valuations to slower economic growth.

Times of economic and market changes are often good opportunities to review your investment strategies. Recent market events and conditions may have altered the
way   your   investments   are   apportioned   among   various  asset  classes,
market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

March 15, 2001




DISCUSSION OF FUND PERFORMANCE

Kevin Sonnett, CFA, Portfolio Manager

How did Dreyfus Aggressive Growth Fund perform relative to its benchmark?

For the six-month period ended February 28, 2001, the fund produced a -36.73% total return.(1) This compares to the Standard & Poor's 500 Composite Stock Price Index's total return of -17.83% and the Russell Midcap Growth Index's total return of -36.18% for the same period.(2,3) Since the fund is currently focusing on midcap growth stocks, we believe that the Russell Midcap Growth Index (the "Index" ) is an appropriate measure of the fund's performance for comparison purposes.

We attribute the fund' s disappointing performance to a difficult market environment, particularly in the midcap sector where the fund was focused. The technology sector, which represented a significant portion of the fund's portfolio, suffered an especially steep decline during the reporting period after achieving extraordinary returns in 1999 and early 2000. In addition, after an extended period during which the market favored the growth style of investing, value investing took center stage and remained there throughout the reporting period.

What is the fund's investment approach?

The  fund  seeks  capital  appreciation  by  investing  in  the stocks of growth companies of any size. Currently, the fund is focusing on midcap growth companies. In choosing stocks, the fund uses a "bottom-up" approach that emphasizes individual stock selection over economic and industry trends. In particular, the fund looks for companies with strong management, innovative products and services, superior industry positions and the potential for strong revenue and earnings growth rates. The fund's investments in small- and mid-cap companies carry additional risks because their earnings are less predictable, their share prices are more volatile and their securities are less liquid than
those    of    larger    companies.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The decline of technology and telecommunications stocks greatly influenced the fund' s performance. Over the past several years, companies in these groups received billions of dollars of capital from institutional and individual investors. Investors were enthusiastic about technology's role in transforming the ways in which people live and work, as well as the growth potential for telecommunications providers that deliver such services over the Internet. Capital was largely spent on launching new companies and expanding the capacity
of    existing    ones.

When the U.S. economy began to slow in mid-2000 and demand for technology slackened, excess capacity put pressure on many of these companies' revenues. Disappointed investors abandoned technology stocks in droves, creating a shortage of capital for many businesses that had neither turned a profit nor completed the building of their infrastructures. As these businesses suffered, demand weakened further, leaving even profitable technology and
telecommunications    providers    with    a    glut   of   unsold   products.

The fund's performance was further hurt by disappointing returns from companies that were hurt by a slowing economy. The fund' s return was hampered by especially poor performance in the publishing, broadcasting and commercial services industries, which were hurt by a dramatic fall-off in advertising and
other    types    of    spending    by    large    businesses.

Health care companies in the pharmaceutical, medical services and medical devices businesses represented the largest positive contributors to the fund's performance. We began the period with relatively light exposure to the health care group. As our analyses increasingly revealed attractive risk-reward characteristics among health care businesses, we added to our holdings. By the end of the period, the fund held a larger proportion of health care companies than the Russell Midcap Growth Index. Specialty drug manufacturer Forest Laboratories and medical ser vices provider Laboratory Corporation of America Holdings delivered particularly strong returns. Our emphasis on energy services companies, such as oil-and-gas
driller    B.J.    Services,    also    helped    relative    performance.

What is the fund's current strategy?

We have continued to focus on extensive company-by-company analysis to identify midcap companies that we believe have excellent long-term growth prospects. While there is no way to predict exactly when economic or market conditions will improve, we believe that the fund is well positioned for that eventuality.

March 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP GROWTH INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THE 800 SMALLEST COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THOSE COMMON STOCKS OF THE LARGEST 1,000 PUBLICLY TRADED U.S. COMPANIES.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2001 (Unaudited)

STATEMENT OF INVESTMENTS



COMMON STOCKS--85.5%                                                                             Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
AIR FREIGHT--1.3%

Expeditors International of Washington                                                            6,200                  361,925

BIOTECHNOLOGY--6.2%

Alexion Pharmaceuticals                                                                           3,075  (a)              90,328

COR Therapeutics                                                                                 10,925  (a)             375,547

Cephalon                                                                                         11,425  (a)             629,089

MedImmune                                                                                         5,125  (a)             223,898

Myriad Genetics                                                                                   7,525  (a)             416,697

                                                                                                                       1,735,559

BROADCASTING--1.2%

Cox Radio, Cl. A                                                                                 15,575  (a)             342,806

COMMUNICATION EQUIPMENT--2.9%

DMC Stratex Networks                                                                             27,950  (a)             255,044

Harris                                                                                           17,625                  442,564

McDATA, Cl. B                                                                                     5,300                  105,669

                                                                                                                         803,277

COMPUTERS--9.8%

Amdocs                                                                                            8,125  (a)             528,206

Inet Technologies                                                                                20,200  (a)             304,262

Macrovision                                                                                       8,525  (a)             341,533

Mercury Interactive                                                                               7,775  (a)             489,339

Rational Software                                                                                12,325  (a)             430,605

Synopsys                                                                                          9,850  (a)             534,978

webMethods                                                                                        2,550  (a)             109,650

                                                                                                                       2,738,573

DISTRIBUTORS--.7%

Patterson Dental                                                                                  6,700  (a)             211,887

ELECTRIC COMPANIES--3.0%

Mirant                                                                                           12,350                  308,750

NRG Energy                                                                                        5,500                  152,350

Orion Power Holdings                                                                             14,800                  369,260

                                                                                                                         830,360

ELECTRONICS--3.8%

Acterna                                                                                          16,500  (a)             146,437

Cree                                                                                              8,700  (a)             182,700

Lattice Semiconductor                                                                            10,650  (a)             197,025


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ELECTRONICS (CONTINUED)

Micrel                                                                                            5,600  (a)             157,500

Tektronix                                                                                        10,175  (a)             251,221

TriQuint Semiconductor                                                                            7,650  (a)             139,134

                                                                                                                       1,074,017

HEALTH CARE--22.9%

ALZA                                                                                             17,050  (a)             674,328

Allergan                                                                                          7,050                  612,997

Andrx Group                                                                                       9,975  (a)             571,225

Celgene                                                                                          11,825  (a)             308,928

Cytyc                                                                                             5,775  (a)             363,103

Forest Laboratories                                                                              13,200  (a)             917,796

IVAX                                                                                              8,450  (a)             316,875

Laboratory Corporation of America Holdings                                                        5,475  (a)             878,738

MiniMed                                                                                          15,200  (a)             537,700

St. Jude Medical                                                                                  8,500  (a)             477,020

Watson Pharmaceuticals                                                                           13,950  (a)             774,225

                                                                                                                       6,432,935

LODGING--1.3%

Starwood Hotels & Resorts Worldwide                                                              10,650                  371,685

OIL & GAS--9.7%

BJ Services                                                                                       9,625  (a)             731,500

ENSCO International                                                                              11,700                  445,887

Hanover Compressor                                                                                6,300  (a)             236,250

Nabors Industries                                                                                10,125  (a)             574,087

Smith International                                                                               9,700  (a)             733,320

                                                                                                                       2,721,044

POWER PRODUCERS--2.1%

Calpine                                                                                          13,050  (a)             580,595

RETAIL--1.6%

Dollar Tree Stores                                                                               15,900  (a)             442,219

SEMICONDUCTORS & EQUIPMENT--2.9%

Brooks Automation                                                                                 7,675  (a)             264,787

KLA-Tencor                                                                                        7,550  (a)             269,913

Novellus Systems                                                                                  7,425  (a)             286,791

                                                                                                                         821,491

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SERVICES--10.4%

Catalina Marketing                                                                                9,275  (a)             308,857

Convergys                                                                                         8,825  (a)             373,827

KPMG Consulting                                                                                  45,275                1,044,155

Lamar Advertising                                                                                 6,700  (a)             276,375

TMP Worldwide                                                                                     4,350  (a)             227,559

Titan                                                                                            14,100  (a)             348,270

Wireless Facilities                                                                              25,900  (a)             349,650

                                                                                                                       2,928,693

TELECOMMUNICATIONS--5.7%

Crown Castle International                                                                       32,450  (a)             815,306

Spectrasite Holdings                                                                             34,950  (a)             478,378

Time Warner Telecom, Cl. A                                                                        4,500  (a)             291,094

                                                                                                                       1,584,778

TOTAL COMMON STOCKS

   (cost $28,261,399)                                                                                                 23,981,844
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--11.1%                                                                Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY NOTES;

Federal Home Loan Banks,

  4.95%, 3/1/2001

   (cost $3,095,000)                                                                          3,095,000                3,095,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $31,356,399)                                                              96.6%               27,076,844

CASH AND RECEIVABLES (NET)                                                                         3.4%                  961,409

NET ASSETS                                                                                       100.0%               28,038,253

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

February 28, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  31,356,399  27,076,844

Cash                                                                     43,408

Receivable for investment securities sold                             1,267,091

Receivable for shares of Common Stock subscribed                          1,378

Dividends receivable                                                        927

Prepaid expenses                                                         11,415

                                                                     28,401,063
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            21,505

Payable for investment securities purchased                             234,284

Payable for shares of Common Stock redeemed                              74,099

Accrued expenses                                                         32,922

                                                                        362,810
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       28,038,253
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      92,597,845

Accumulated investment (loss)                                          (84,531)

Accumulated net realized gain (loss) on investments                (60,195,506)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           (4,279,555)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      28,038,253
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      2,807,580

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   9.99

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               123,249

Cash dividends                                                           6,691

TOTAL INCOME                                                           129,940

EXPENSES:

Management fee--Note 3(a)                                              134,044

Shareholder servicing costs--Note 3(b)                                  89,162

Auditing fees                                                           11,911

Prospectus and shareholders' reports                                    10,486

Custodian fees--Note 3(b)                                                7,912

Registration fees                                                        7,809

Legal fees                                                               5,097

Directors' fees and expenses--Note 3(c)                                  2,197

Miscellaneous                                                            1,011

TOTAL EXPENSES                                                         269,629

Less--reduction in management fee due to
   undertaking--Note 3(a)                                              (55,158)

NET EXPENSES                                                           214,471

INVESTMENT (LOSS)                                                      (84,531)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (7,030,353)

Net unrealized appreciation (depreciation) on investments           (9,838,803)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (16,869,156)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (16,953,687)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                        Six Months Ended
                                        February 28, 2001           Year Ended
                                              (Unaudited)      August 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (84,531)            (287,885)

Net realized gain (loss) on investments       (7,030,353)           11,105,479

Net unrealized appreciation (depreciation)
   on investments                             (9,838,803)            2,392,398

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (16,953,687)           13,209,992
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                   6,041,364           35,836,387

Cost of shares redeemed                       (8,116,629)          (32,424,372)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (2,075,265)            3,412,015

TOTAL INCREASE (DECREASE) IN NET ASSETS      (19,028,952)           16,622,007
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            47,067,205           30,445,198

END OF PERIOD                                  28,038,253           47,067,205
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       489,800           2,422,524

Shares redeemed                                 (662,112)          (2,252,064)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (172,312)             170,460

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                         Six Months Ended

                                        February 28, 2001                                   Year Ended August 31,
                                                                   -----------------------------------------------------------------

                                               (Unaudited)          2000         1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.79         10.84         8.57         20.07          22.71        12.50

Investment Operations:

Investment (loss)                                     (.03)(b)      (.10)(b)     (.07)(b)      (.16)(b)       (.26)        (.10)

Net realized and unrealized
   gain (loss) on investments                        (5.77)         5.05         2.34        (11.34)         (2.38)       10.31

Total from Investment Operations                     (5.80)         4.95         2.27        (11.50)         (2.64)       10.21

Net asset value, end of period                        9.99         15.79        10.84          8.57          20.07        22.71
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (36.73)(c)     45.66        26.64        (57.30)        (11.63)       81.68(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                              .60(c)       1.20          1.13          1.27           1.34         1.16(c)

Ratio of interest expense
   to average net assets                                --           --           --            .00(d)         .39          .24(c)

Ratio of net investment (loss)
   to average net assets                             (.23)(c)      (.70)         (.71)         (.95)         (1.62)      (1.04)(c)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                            .15(c)        .35           .58           .29            .09          .17(c)

Portfolio Turnover Rate                            111.59(c)     215.99        168.00         86.53          76.45       125.17(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      28,038       47,067        30,445       30,968         131,604       119,341

(A) FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Aggressive Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $3,651 during the period ended February 28, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $54,474,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2000. If not applied, $773,000 of the carryover expires in fiscal 2005, $1,778,000 expires in fiscal 2006 and $51,923,000 expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency
purposes,    including    the    financing    of    redemptions.

Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2001, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, from September 1, 2000 through August 31, 2001, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees and extraordinary expenses, exceed an annual rate of 1.20% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $55,158 during the period ended February 28, 2001.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2001, the fund was charged $44,681 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2001, the fund was charged $25,108 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2001, the fund was charged $7,912 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2001, amounted to $36,259,097 and $38,931,745, respectively.

At February 28, 2001, accumulated net unrealized depreciation on investments was
$4,279,555,   consisting   of   $1,892,491  gross  unrealized  appreciation  and
$6,172,046 gross unrealized depreciation.

At February 28, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



                                                           For More Information

                        Dreyfus Aggressive Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  256SA0201





Dreyfus

Premier Future Leaders Fund

SEMIANNUAL REPORT February 28, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                            Dreyfus Premier Future Leaders Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We  are  pleased  to  present  this semiannual report for Dreyfus Premier Future
Leaders Fund, covering the six-month period from September 1, 2000 through February 28, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul Kandel and Hilary Woods.

The small-cap segment of the stock market, as measured by the Russell 2000 Index, declined more than 11% during the six-month reporting period. Many other major stock market indices declined as well. The reasons for the lackluster performance ranged from an ongoing correction in technology share valuations to slower economic growth.

Times of economic and market changes are often good opportunities to review your investment strategies. Recent market events and conditions may have altered the
way   your   investments   are   apportioned   among   various  asset  classes,
market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals

We  encourage  you  to contact your financial advisor for more information about
ways   to  refine  your  investment  strategies  in  the  current  environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

March 15, 2001




DISCUSSION OF FUND PEFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Premier Future Leaders Fund perform relative to its benchmark?

Dreyfus Premier Future Leaders Fund performed well in light of the negative environment that prevailed for most equities. For the six-month period ended February 28, 2001, the fund produced a total return of 1.74% for Class A shares, 1.40% for Class B shares, 1.47% for Class C shares, 1.96% for Class R shares, and 1.68% for Class T shares.(1) This exceeded the performance of the fund's benchmark, the Russell 2000 Index, which produced a -11.18% total return for the same period.(2)

We attribute the fund's performance to good individual stock selections among a variety of sectors, industries and investment styles, particularly among value-oriented companies with strong earnings visibility. The fund's relatively small asset size may also have contributed to the fund's performance.

What is the fund's investment approach?

The fund invests primarily in a diversified portfolio of small-cap companies with total market values of less than $1.5 billion at the time of purchase. To create that portfolio, we focus primarily on emerging leaders in their respective industries. The leaders in which we invest offer products or services that we believe enhance their prospects for future earnings growth. Using fundamental research, we seek companies with dominant positions in major product lines, sustained achievement records and strong financial conditions. We also base investment decisions on the expected impact of changes in a company's management or organizational structure.

Our  investment approach targets growth-oriented stocks (those of companies with
earnings   that  are  expected  to  grow  faster  than  the  overall

                                                                       The  Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

market) , value-oriented stocks (those that appear underpriced according to a variety of financial measurements) , and stocks that exhibit both growth and value characteristics. We also diversify the fund's holdings among all economic sectors represented in the Russell 2000 Index. Depending on market conditions, however, we may emphasize investments in growth- or value-oriented stocks, or in economic sectors that appear particularly attractive. We typically sell a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance.

What other factors influenced the fund's performance?

U.S. economic growth slowed throughout the period, causing a large number of companies to post disappointing earnings and to warn of additional future disappointments. Nevertheless, our investment discipline and blended growth-and-value approach enabled the fund to outperform our benchmark in almost every sector. The fund' s best performance came in the health care, financial services, and materials and processing sectors, where we invested in several companies that proved to be relatively insulated from the full impact of the economic slowdown.

Among health care stocks, we sold most of our positions in biotechnology companies. Instead, we shifted assets toward service-oriented health care providers, such as DaVita, and distributors, such as Bergen Brunswig. These kinds of traditionally defensive companies historically have often performed well during economic slowdowns, as they did during the recent reporting period. Among financial stocks, we avoided the sector's worst performers. We scored gains from Global Payments, an e-commerce spin-off that many investors failed to value properly upon its launch, and reinsurers such as Renaissance Holdings and broker Brown & Brown, which benefited from a strong pricing environment. Among materials and processing companies, we benefited from investments in attractively priced stocks, such as Crown Cork & Seal, and engineering companies such as Jacobs Engineering Group.


Of course, given the generally poor performance of most equities, we did not achieve positive returns in every sector. Technology stocks, for example, were hit particularly hard by the economic slowdown. Still, the only area where we failed to add some value relative to our benchmark was energy, where some of our investments were in sectors where the upturn has not yet materialized.

What is the fund's current strategy?

As of the end of the reporting period, the fund remained more heavily exposed than our benchmark to the energy and automobile and transportation sectors. We maintained a lower than average position in consumer products, financials and utilities.

Despite challenging market conditions, we remain as strongly committed as ever to our blended growth-and-value approach to investing, and we continue to seek what we believe to be attractive investment opportunities among emerging leaders in the small-cap area.

March 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, RETURNS WOULD HAVE BEEN LOWER.

(2)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2001 (Unaudited)

STATEMENT OF INVESTMENTS



COMMON STOCKS--91.4%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
AUTO TRUCKS & PARTS--1.3%

American Axle & Manufacturing Holdings                                                           22,500  (a)             235,125

COMMERCIAL SERVICES--1.2%

Henry Schein                                                                                      7,800  (a)             222,788

CONSUMER NON-DURABLES--5.2%

Constellation Brands, Cl. A                                                                       3,300  (a)             210,705

Cott                                                                                             30,000  (a)             275,625

Dean Foods                                                                                        6,100                  201,056

Tommy Hilfiger                                                                                   18,000  (a)             273,600

                                                                                                                         960,986

CONSUMER SERVICES--4.9%

Emmis Communications, Cl. A                                                                       7,300  (a)             192,994

Entercom Communications                                                                           5,500  (a)             224,125

Meredith                                                                                          6,600                  237,204

Six Flags                                                                                        12,000  (a)             259,080

                                                                                                                         913,403

ELECTRONIC TECHNOLOGY--12.8%

Alliant Techsystems                                                                               3,700  (a)             313,575

Catapult Communications                                                                           8,500  (a)             143,437

Centillium Communications                                                                         7,500                  216,562

DDi                                                                                              11,000                  234,438

DONCASTERS, ADR                                                                                  13,500  (a)             297,000

Elantec Semiconductor                                                                             7,000  (a)             138,688

Harris                                                                                            9,500                  238,545

Integrated Silicon Solution                                                                      14,600  (a)             195,275

Lattice Semiconductor                                                                            11,500  (a)             212,750

Loral Space & Communications                                                                     48,000  (a)             178,080

Veeco Instruments                                                                                 5,500  (a)             207,281

                                                                                                                       2,375,631

ENERGY MINERALS--6.3%

Arch Coal                                                                                        14,000                  329,700

Cabot Oil & Gas, Cl. A                                                                            6,300                  170,730

EXCO Resources                                                                                   12,700  (a)             211,137

Meridian Resource                                                                                35,000  (a)             271,250

Unit                                                                                             10,700  (a)             195,275

                                                                                                                       1,178,092



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE--14.3%

AmeriCredit                                                                                       7,400  (a)             252,932

Annuity and Life Re Holdings                                                                     10,000                  281,250

Bank United (CPR)                                                                                 2,500                      859

Brown & Brown                                                                                     7,400                  288,600

Commerce Bancorp                                                                                  4,500                  267,750

Cullen/Frost Bankers                                                                              6,700                  240,262

Fidelity National Financial                                                                       5,600                  173,376

Harbor Florida Bancshares                                                                        17,800                  271,450

Horace Mann Educators                                                                            16,100                  267,582

Jefferies Group                                                                                   8,500                  254,150

Southwest Bancorporation of Texas                                                                 4,500  (a)             173,250

Westamerica Bancorporation                                                                        5,000  (a)             193,438

                                                                                                                       2,664,899

HEALTH SERVICES--4.3%

Bergen Brunswig, Cl. A                                                                           13,500                  242,865

Beverly Enterprises                                                                              37,500  (a)             288,375

DaVita                                                                                           15,400  (a)             270,732

                                                                                                                         801,972

HEALTH TECHNOLOGY--2.8%

Invitrogen                                                                                        3,200  (a)             257,600

SICOR                                                                                            20,500  (a)             257,531

                                                                                                                         515,131

INDUSTRIAL SERVICES--3.0%

Gardner Denver                                                                                   14,500  (a)             279,270

Jacobs Engineering Group                                                                          5,100  (a)             286,926

                                                                                                                         566,196

NON-ENERGY MINERALS--.9%

Meridian Gold                                                                                    25,000  (a)             175,000

PROCESS INDUSTRIES--6.3%

Crown Cork & Seal                                                                                27,000                  152,820

H.B. Fuller                                                                                       4,400                  182,050

Ivex Packaging                                                                                   23,500  (a)             305,500

Olin                                                                                             14,300                  296,725

Valspar                                                                                           7,100                  232,525

                                                                                                                       1,169,620

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING--5.8%

Maverick Tube                                                                                    10,600  (a)             215,180

OSCA                                                                                             13,000                  266,500

Silgan Holdings                                                                                  29,000  (a)             331,688

SPS Technologies                                                                                  5,300  (a)             266,060

                                                                                                                       1,079,428

RETAIL--1.5%

99 Cents Only Stores                                                                              7,500  (a)             289,125

RETAIL TRADE--4.0%

Abercrombie & Fitch, Cl. A                                                                        9,000  (a)             255,240

Genesco                                                                                           9,600  (a)             235,200

Pacific Sunwear of California                                                                     7,700  (a)             254,581

                                                                                                                         745,021

SEMICONDUCTORS--1.1%

Virata                                                                                           20,000  (a)             202,500

TECHNOLOGY SERVICES--7.9%

AremisSoft                                                                                       10,000  (a)             247,500

Global Payments                                                                                  14,600                  277,400

LifePoint Hospitals                                                                               6,100  (a)             237,138

National Data                                                                                    11,000                  280,830

Rightchoice Managed Care                                                                          6,200  (a)             250,480

Triad Hospitals                                                                                   5,500  (a)             179,781

                                                                                                                       1,473,129

TRANSPORTATION--4.5%

Frontline, ADR                                                                                   15,000  (a)             238,125

Kansas City Southern Industries                                                                  20,000  (a)             299,600

Mesa Air Group                                                                                   30,000  (a)             300,000

                                                                                                                         837,725

UTILITIES--3.3%

Black Hills                                                                                       5,300                  208,661

OGE Energy                                                                                        9,000                  208,980

Western Gas Resources                                                                             7,500                  190,500

                                                                                                                         608,141

TOTAL COMMON STOCKS

   (cost $15,654,062)                                                                                                 17,013,912





                                                                                               Principal
SHORT-TERM INVESTMENTS-9.4%                                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

5.12%, 4/12/2001                                                                                244,000                  242,621

5.10%, 4/19/2001                                                                                 70,000                   69,525

4.96%, 4/26/2001                                                                                133,000                  131,999

4.81%, 5/10/2001                                                                                669,000                  662,872

4.89%, 5/17/2001                                                                                637,000                  630,630

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,737,106)                                                                                                   1,737,647
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $17,391,168)                                                             100.8%               18,751,559

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.8%)                (141,356)

NET ASSETS                                                                                       100.0%               18,610,203

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2001 (Unaudited)

                                                              Cost       Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  17,391,168  18,751,559

Cash                                                                    130,377

Receivable for investment securities sold                               513,208

Receivable for shares of Common Stock subscribed                        102,049

Dividends receivable                                                      8,168

Prepaid expenses                                                         19,360

                                                                     19,524,721
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            15,201

Payable for investment securities purchased                             855,420

Payable for shares of Common Stock redeemed                              28,804

Accrued expenses                                                         15,093

                                                                        914,518
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       18,610,203
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      17,990,595

Accumulated investment (loss)                                           (49,988)

Accumulated net realized gain (loss) on investments                    (690,795)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                             1,360,391
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       18,610,203

NET ASSET VALUE PER SHARE



                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        7,337,186            4,491,791            1,257,962            5,449,032              74,232

Shares Outstanding                      503,546              309,734               86,693              373,326               5,096
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          14.57                14.50                14.51                14.60               14.57



SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended Febraury 28, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $107 foreign taxes withheld at source)           28,823

Interest                                                                24,078

TOTAL INCOME                                                            52,901

EXPENSES:

Management fee--Note 3(a)                                               47,898

Registration fees                                                       34,558

Legal fees                                                              20,637

Distribution fees--Note 3(b)                                            13,933

Shareholder servicing costs--Note 3(c)                                  10,766

Auditing fees                                                            7,783

Custodian fees--Note 3(c)                                                7,478

Prospectus and shareholders' reports                                     5,558

Directors' fees and expenses--Note 3(d)                                    186

Loan commitment fees--Note 2                                                27

Miscellaneous                                                            3,093

TOTAL EXPENSES                                                         151,917

Less-expense reimbursement from The Dreyfus Corporation

   due to undertaking--Note 3(a)                                       (49,028)

NET EXPENSES                                                           102,889

INVESTMENT (LOSS)                                                      (49,988)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (575,147)

Net unrealized appreciation (depreciation) on investments              732,972

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 157,825

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   107,837

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2001        Year Ended
                                               (Unaudited)  August 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (49,988)              (2,182)

Net realized gain (loss) on investments         (575,147)            (115,648)

Net unrealized appreciation
   (depreciation) on investments                 732,972              627,419

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     107,837              509,589
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  6,884,915             774,653

Class B shares                                  4,139,655             759,318

Class C shares                                    796,234             834,718

Class R shares                                  4,238,909           1,575,337

Class T shares                                         --             400,000

Cost of shares redeemed:

Class A shares                                  (583,791)                 (54)

Class B shares                                  (544,245)                   --

Class C shares                                  (455,110)             (10,468)

Class R shares                                  (445,544)                   --

Class T shares                                  (371,750)                   --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            13,659,273            4,333,504

TOTAL INCREASE (DECREASE) IN NET ASSETS       13,767,110            4,843,093
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             4,843,093  --

END OF PERIOD                                  18,610,203            4,843,093

(A)  FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                        February 28, 2001        Year Ended
                                               (Unaudited)  August 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                       483,643               61,245

Shares redeemed                                   (41,338)                  (4)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     442,305               61,241
--------------------------------------------------------------------------------

CLASS B

Shares sold                                       289,068               59,570

Shares redeemed                                   (38,904)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     250,164               59,570
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        55,053               65,233

Shares redeemed                                   (32,786)                (807)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      22,267               64,426
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       284,224              121,102

Shares redeemed                                   (32,000)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     252,224              121,102
--------------------------------------------------------------------------------

CLASS T

Shares sold                                           --                32,000

Shares redeemed                                  (26,904)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (26,904)               32,000

(A)  FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                               Six Months Ended      Year Ended
CLASS A SHARES                                 February 28, 2001     August 31,
                                                   (Unaudited)       2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      14.32       12.50

Investment Operations:

Investment (loss)                                          (.05)(b)     .00(b,c)

Net realized and unrealized gain

   (loss) on investments                                    .30        1.82

Total from Investment Operations                            .25        1.82

Net asset value, end of period                            14.57       14.32
-------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                       1.74(e)    14.56(e)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     .44(e)      .30(e)

Ratio of net investment (loss)

   to average net assets                                   (.39)(e)    (.03)(e)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation           .45(e)     1.12(e)

Portfolio Turnover Rate                                  115.41(e)    47.50(e)
-------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                     7,337         877

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                              Six Months Ended
                                             February 28, 2001   Year Ended
CLASS B SHARES                                   (Unaudited)  August 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      14.30        12.50

Investment Operations:

Investment (loss)                                          (.11)(b)     (.02)(b)

Net realized and unrealized gain (loss)

   on investments                                           .31         1.82

Total from Investment Operations                            .20         1.80

Net asset value, end of period                            14.50        14.30
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                       1.40(d)     14.40(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     .78(d)       .43(d)

Ratio of net investment (loss)

   to average net assets                                   (.74)(d)     (.16)(d)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation           .46(d)      1.13(d)

Portfolio Turnover Rate                                  115.41(d)     47.50(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                     4,492          852

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (Unaudited) (CONTINUED)

                                             Six Months Ended
                                            February 28, 2001  Year Ended
CLASS C SHARES                                    (Unaudited)  August 31,2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      14.30        12.50

Investment Operations:

Investment (loss)                                          (.11)(b)     (.02)(b)

Net realized and unrealized gain

   (loss) on investments                                    .32         1.82

Total from Investment Operations                            .21         1.80

Net asset value, end of period                            14.51        14.30
-------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                       1.47(d)     14.40(d)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     .75(d)       .43(d)

Ratio of net investment (loss)

   to average net assets                                   (.73)(d)     (.16)(d)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation           .47(d)      1.21(d)

Portfolio Turnover Rate                                  115.41(d)     47.50(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                     1,258          922

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                             Six Months Ended
                                            February 28, 2001  Year Ended
CLASS R SHARES                                    (Unaudited)  August 31,2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      14.32       12.50

Investment Operations:

Investment (loss)                                          (.04)(b)     .00(b,c)

Net realized and unrealized gain (loss)

   on investments                                           .32        1.82

Total from Investment Operations                            .28        1.82

Net asset value, end of period                            14.60       14.32
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                           1.96(d)    14.56(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     .28(d)      .26(d)

Ratio of net investment income (loss)

   to average net assets                                   (.24)(d)     .02(d)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation           .45(d)      .62(d)

Portfolio Turnover Rate                                  115.41(d)    47.50(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                     5,449       1,734

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (Unaudited) (CONTINUED)

                                              Six Months Ended
                                             February 28, 2001  Year Ended
CLASS T SHARES                                    (Unaudited)  August 31,2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      14.32       12.50

Investment Operations:

Investment (loss)                                          (.07)(b)    (.01)(b)

Net realized and unrealized gain (loss)

   on investments                                           .32        1.83

Total from Investment Operations                            .25        1.82

Net asset value, end of period                            14.57       14.32
-------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                       1.68(d)    14.56(d)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     .45(d)      .35(d)

Ratio of net investment (loss)

   to average net assets                                   (.49)(d)    (.05)(d)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation           .50(d)     1.12(d)

Portfolio Turnover Rate                                  115.41(d)    47.50(d)
-------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                        74         458

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Future Leaders Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") is the distributor of the fund's shares.

The fund is authorized to issue 500 million of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized) , Class B (100 million shares authorized), Class C (100 million shares authorized) , Class R (100 million shares authorized) and Class T (100 million shares authorized) . Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of February 28, 2001, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 5,096 shares of Class T.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $480 during the period ended February 28, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net real ized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from September 1, 2000 through August 31, 2001 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Distribution Plan fees, Shareholder Service Plan fees and extraordinary expenses, exceed an annual rate of 1.50% of the value of the fund's average daily net assets. There expense reimbursement, pursuant to the undertaking, amounted to $49,028 during the period ended February 28, 2001.

The Distributor retained $6,184 during the period ended February 28, 2001 from commissions earned on sales of fund's shares.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2001, Class B, Class C and Class T shares were charged $9,517, $4,051 and $365 respectively, pursuant to the Plan.

(c) Under the Shareholder Service Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2001, Class A, Class B, Class C and Class T shares were charged $4,213, $3,172, $1,350 and $365, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2001, the fund was charged $797 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2001, the fund was charged $7,478 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not
an    "affiliated    person"    as    defined    in    the    Act

receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2001, amounted to $24,016,103 and $11,814,674, respectively.

At February 28, 2001, accumulated net unrealized appreciation on investments was $1,360,391, consisting of $1,955,738 gross unrealized appreciation and $595,347 gross unrealized depreciation.

At February 28, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES


                                                           For More Information

                        Dreyfus Premier Future Leaders Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

Dreyfus Service Corporation

200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  522SA0201





Dreyfus

Premier Technology Growth Fund

SEMIANNUAL REPORT February 28, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Securities Sold Short

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus Premier Technology Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Technology Growth Fund, covering the six-month period from September 1, 2000 through February 28, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager, Mark Herskovitz.

The large-cap segment of the stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 17% during the six-month reporting period. Many other major stock market indices declined as well. The reasons for the lackluster performance ranged from an ongoing correction in technology share valuations to slower economic growth.

Times of economic and market changes are often good opportunities to review your investment strategies. Recent market events and conditions may have altered the
way   your   investments   are   apportioned   among   various  asset  classes,
market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We  encourage  you  to contact your financial advisor for more information about
ways   to  refine  your  investment  strategies  in  the  current  environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

March 15, 2001




DISCUSSION OF FUND PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Premier Technology Growth Fund perform relative to its benchmark?

For the six-month period ended February 28, 2001, the fund produced a total return of -55.71% for Class A shares, -55.89% for Class B shares, -55.88% for Class C shares, -55.62% for Class R shares, and -55.84% for Class T shares.(1) In comparison, the Morgan Stanley High Technology 35 Index provided a -46.79% return and the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index") provided a -17.83% return over the same period. (2,3)

The fund's performance over the past six months stands in stark contrast to the stellar returns we reported in our annual report just six months ago. We attribute the dramatic turnaround in the technology sector to slowing economic growth, declining corporate earnings growth and shifting investor sentiment. While the market decline has been steeper and broader than most analysts expected, we were not surprised to see heightened short-term volatility among technology stocks. In our view, what is required of technology investors is a long-term perspective and an unwavering focus on the business fundamentals.

What is the fund's investment approach?

The fund seeks capital appreciation by investing in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation. When choosing stocks, we look for sectors within the technology area that we expect to outperform other sectors. We emphasize the most attractive sectors, and de-emphasize the less appealing sectors. Among the sectors evaluated are those that develop, produce or distribute products or services in
the   computer,   semiconductor,  electronics,  communications,  biotechnology, computer software and hardware, electronic components and systems, data networking and telecommunications equipment and services.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Typically, we look for companies that are leaders in their market segments and are characterized by rapid earnings growth and strong market shares. We conduct extensive fundamental research to understand these companies' competitive advantages and to evaluate their ability to maintain leadership positions over time. Although we look for companies with the potential for strong earnings growth rates, some of our investments may currently be experiencing losses. Moreover, we may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings and the aftermarket.

What other factors influenced the fund's performance?

All major measures of technology stock performance fell dramatically during the six-month period as investor sentiment continued to shift away from technology after the sector hit its peak in March 2000. Amid cyclical signs of a slowing economy, investors became concerned that demand for technology would slacken, adversely affecting technology companies' earnings. In addition, investors became concerned that technology stocks' valuations had risen too high during
the    exuberant    markets    of    late    1999    and    early    2000.

Communications services companies were particularly hard-hit because of expectations that their business customers might spend less in a slower economy. Other companies, including some of the large bellwether names such as Cisco Systems, Oracle and Intel, were punished for slower sales and earnings growth during the cyclical economic downturn.

In this very challenging environment, we retained our long-term perspective and continued to invest the fund's assets in technology companies that we believe have solid long-term prospects. In our view, fundamentally sound technology companies have been unfairly punished along with more speculative businesses. For example, we remain optimistic about the long-term prospects of communications equipment manufacturers as the build-out of high capacity networks continues. We also like the potential for growth from digital data storage companies as more documents, videos, photographs, music and other materials are accessed by computer. On the other hand, because of competition for customers from the so-called regional Bell operating companies ("RBOCs"), we have de-emphasized our investments in competitive local exchange carriers ("CLECs").

What is the fund's current strategy?

We continue to focus on companies that we believe are well positioned to prosper from technological advances. However, in light of the extreme volatility over the past six months and the overall risks of the technology sector, we again caution investors with a long-term horizon that the fund should be considered only as a supplement to an overall investment program. In the meantime, investors should not be surprised if volatility continues, especially if the U.S. economy remains weak. In addition to our long-term perspective, we try to manage these risks by maintaining a broadly diversified technology portfolio and focusing on fundamentally sound companies over the long term.

March 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS AN UNMANAGED EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM THE ELECTRONICS-BASED SUBSECTORS.

(3) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (S&P 500 INDEX) IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

February 28, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS



COMMON STOCKS--91.6%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--6.1%

Automatic Data Processing                                                                     1,250,000               73,750,000

Electronic Data Systems                                                                         325,000               20,744,750

                                                                                                                      94,494,750

DATA STORAGE--5.2%

Brocade Communications Systems                                                                  600,000  (a)          23,287,500

EMC                                                                                           1,025,000  (a)          40,754,000

Network Appliance                                                                               550,000  (a)          16,362,500

                                                                                                                      80,404,000

HARDWARE--4.9%

Dell Computer                                                                                 1,585,000  (a)          34,671,875

Sanmina                                                                                         560,000  (a)          16,695,000

Sun Microsystems                                                                              1,250,000  (a)          24,843,750

                                                                                                                      76,210,625

INTERNET--1.8%

VeriSign                                                                                        595,000  (a)          28,374,062

NETWORKING--5.0%

Cisco Systems                                                                                 1,320,000  (a)          31,267,500

Juniper Networks                                                                                450,000  (a)          29,053,125

Sycamore Networks                                                                             1,000,000  (a)          18,125,000

                                                                                                                      78,445,625

SEMICONDUCTOR EQUIPMENT--7.7%

Applied Materials                                                                             1,165,000  (a)          49,221,250

KLA-Tencor                                                                                    1,100,000  (a)          39,325,000

Teradyne                                                                                        980,300  (a)          30,614,769

                                                                                                                     119,161,019

SEMICONDUCTORS--17.6%

Intel                                                                                         1,450,000               41,415,625

Micrel                                                                                        1,600,000  (a)          45,000,000

PMC-Sierra                                                                                      450,000  (a)          15,075,000

Taiwan Semiconductor Manufacturing, ADR                                                       3,500,000  (a)          65,905,000

Texas Instruments                                                                             1,200,000               35,460,000

Vitesse Semiconductor                                                                           850,000  (a)          33,521,875

Xilinx                                                                                          975,000  (a)          37,903,125

                                                                                                                     274,280,625


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SOFTWARE--15.0%

BEA Systems                                                                                     625,000  (a)          23,984,375

Intuit                                                                                          415,000  (a)          17,066,875

Microsoft                                                                                     1,080,000  (a)          63,720,000

Oracle                                                                                        1,500,000  (a)          28,500,000

Rational Software                                                                             1,350,000  (a)          47,165,625

Siebel Systems                                                                                  475,000  (a)          18,168,750

Veritas Software                                                                                520,000  (a)          33,767,500

                                                                                                                     232,373,125

TELECOMMUNICATION EQUIPMENT--14.4%

Ciena                                                                                           510,000  (a)          34,265,625

GlobeSpan                                                                                     1,677,800  (a)          33,556,000

JDS Uniphase                                                                                    745,000  (a)          19,928,750

Nokia, ADR                                                                                    1,735,000               38,170,000

Nortel Networks                                                                               1,500,000               27,735,000

Qualcomm                                                                                        475,000  (a)          26,035,938

Tellabs                                                                                       1,000,000  (a)          43,562,500

                                                                                                                     223,253,813

TELECOMMUNICATION SERVICES--13.9%

BellSouth                                                                                     1,275,000               53,499,000

Qwest Communications International                                                            1,250,000  (a)          46,212,500

SBC Communications                                                                            1,200,000               57,240,000

Verizon Communications                                                                        1,200,000               59,400,000

                                                                                                                     216,351,500

TOTAL COMMON STOCKS

   (cost $1,714,865,464)                                                                                           1,423,349,144

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                             Principal

SHORT-TERM INVESTMENTS-8.5%                                                                 Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

5.11%, 4/12/2001                                                                             21,632,000               21,509,779

4.99%, 4/19/2001                                                                             49,036,000               48,703,536

4.97%, 4/26/2001                                                                              3,402,000                3,376,383

4.84%, 5/10/2001                                                                             58,418,000  (b)          57,882,891

TOTAL SHORT-TERM INVESTMENTS

   (cost $131,449,468)                                                                                               131,472,589
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,846,314,932)                                                          100.1%            1,554,821,733

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.1%)              (1,185,076)

NET ASSETS                                                                                       100.0%            1,553,636,657

(A) NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY BROKERS AS COLLATERAL FOR OPEN SHORT POSITIONS.



SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF SECURITIES SOLD SHORT

February 28, 2001 (Unaudited)

COMMON STOCKS                                           Shares        Value ($)
-------------------------------------------------------------------------------

Nasdaq 100 Shares

   (proceeds $47,700,395)                            1,000,000       47,500,000

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,846,314,932  1,554,821,73

Cash                                                                  3,560,337

Receivable for investment securities sold                            48,266,991

Receivable from brokers for proceeds on securities sold short        47,700,395

Receivable for shares of Common Stock subscribed                      3,081,352

Dividends receivable                                                     29,000

Prepaid expenses                                                        257,974

                                                                  1,657,717,782
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         2,534,257

Securities sold short, at value
   (proceeds $47,700,395)--see Statement
   of Securities Sold Short                                          47,500,000

Payable for investment securities purchased                          46,426,054

Payable for shares of Common Stock redeemed                           7,320,664

Accrued expenses                                                        300,150

                                                                    104,081,125
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,553,636,657
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    2,294,280,02

Accumulated investment (loss)                                       (13,140,907)

Accumulated net realized gain (loss) on investments and
   securities sold short                                           (436,209,661)

Accumulated net unrealized appreciation (depreciation)
   on investments and securities sold short--Note 4(b)             (291,292,804)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,553,636,657

NET ASSET VALUE PER SHARE



                                              Class A             Class B              Class C           Class R          Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                            747,747,908           515,355,117        270,612,647        11,143,093         8,777,892

Shares Outstanding                         25,006,442            17,485,914          9,188,660           370,963           295,502
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                29.90                29.47               29.45             30.04             29.71



SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended February 28, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             4,360,594

Cash dividends (net of $2,742 foreign taxes withheld at source)      1,629,928

TOTAL INCOME                                                         5,990,522

EXPENSES:

Management fee--Note 3(a)                                            9,243,552

Shareholder servicing costs--Note 3(c)                               4,853,641

Distribution fees--Note 3(b)                                         4,610,400

Prospectus and shareholders' reports                                   168,248

Registration fees                                                      103,243

Custodian fees--Note 3(c)                                               78,314

Directors' fees and expenses--Note 3(d)                                 41,778

Professional fees                                                       25,327

Miscellaneous                                                            6,926

TOTAL EXPENSES                                                      19,131,429

INVESTMENT (LOSS)                                                  (13,140,907)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

   Long transactions                                              (264,719,717)

   Short sale transactions                                         (19,535,312)

NET REALIZED GAIN (LOSS)                                          (284,255,029)

Net unrealized appreciation (depreciation) on investments
   and securities sold short                                    (1,685,328,277)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS          (1,969,583,306)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          (1,982,724,213)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2001        Year Ended
                                               (Unaudited)  August 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                            (13,140,907)         (23,869,283)

Net realized gain (loss) on investments     (284,255,029)        (149,600,492)

Net unrealized appreciation (depreciation)
   on investments                         (1,685,328,277)       1,286,958,240

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS              (1,982,724,213)       1,113,488,465
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --          (4,549,696)

Class B shares                                         --          (1,632,030)

Class C shares                                         --            (835,469)

Class R shares                                         --             (35,716)

Class T shares                                         --             (13,621)

TOTAL DIVIDENDS                                        --          (7,066,532)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                               496,093,282        1,686,181,939

Class B shares                               116,512,578          830,678,301

Class C shares                               106,682,574          533,172,623

Class R shares                                 6,740,287           80,808,421

Class T shares                                 2,582,269           16,601,656

Dividends reinvested:

Class A shares                                          -           4,073,371

Class B shares                                          -           1,231,955

Class C shares                                          -             621,255

Class R shares                                          -              26,207

Class T shares                                          -              13,470


                                         Six Months Ended
                                        February 28, 2001        Year Ended
                                               (Unaudited)  August 31, 2000
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS (continued):

Cost of shares redeemed:

Class A shares                              (462,746,510)      (1,153,660,332)

Class B shares                               (66,226,669)         (81,855,087)

Class C shares                               (91,849,048)        (106,344,038)

Class R shares                               (44,832,257)          (6,359,052)

Class T shares                                (1,818,060)            (900,696)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 61,138,446        1,804,289,993

TOTAL INCREASE (DECREASE) IN NET ASSETS   (1,921,585,767)       2,910,711,926
-------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                        3,475,222,424          564,510,498

END OF PERIOD                              1,553,636,657        3,475,222,424

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        February 28, 2001        Year Ended
                                               (Unaudited)  August 31, 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                    10,915,682           31,039,426

Shares issued for dividends reinvested                 --               86,704

Shares redeemed                               (10,492,959)         (20,808,284)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     422,723           10,317,846
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                     2,439,235           15,708,144

Shares issued for dividends reinvested                 --               26,346

Shares redeemed                                (1,538,851)          (1,438,969)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     900,384           14,295,521
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     2,264,797            9,906,575

Shares issued for dividends reinvested                 --               13,298

Shares redeemed                                (2,107,032)          (1,829,909)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     157,765            8,089,964
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       166,927            1,334,225

Shares issued for dividends reinvested                 --                  557

Shares redeemed                                (1,063,501)            (106,260)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (896,574)           1,228,522
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        50,845              298,085

Shares issued for dividends reinvested                 --                  287

Shares redeemed                                   (38,562)             (15,184)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      12,283              283,188

(A) DURING THE PERIOD ENDED FEBRUARY 28, 2001, 39,135 CLASS B SHARES REPRESENTING $1,980,818 WERE AUTOMATICALLY CONVERTED TO 38,665 CLASS A SHARES AND DURING THE PERIOD ENDED AUGUST 31, 2000, 56,893 CLASS B SHARES REPRESENTING $3,394,138 WERE AUTOMATICALLY CONVERTED TO 56,449 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                         Six Months Ended

                                                        February 28, 2001                     Year Ended August 31,
                                                                                      ----------------------------------------

CLASS A SHARES                                                 (Unaudited)            2000            1999            1998a
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                  67.51          32.21           12.11            12.50

Investment Operations:

Investment (loss)                                                      (.16)(b)       (.43)(b)        (.18)(b)         (.10)(b)

Net realized and unrealized gain
   (loss) on investments                                             (37.45)         35.98           20.36             (.29)

Total from Investment Operations                                     (37.61)         35.55           20.18             (.39)

Distributions:

Dividends from net realized
   gain on investments                                                   --           (.25)           (.08)              --

Net asset value, end of period                                        29.90          67.51           32.21            12.11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     (55.71)(c,d)   110.71(c)       167.23(c)         (3.12)(d,e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                                .58(d)        1.12            1.20             1.12(d)

Ratio of interest expense
   to average net assets                                                 --            --               --              .01(d)

Ratio of net investment (loss)
   to average net assets                                               (.34)(d)       (.78)           (.64)            (.77)(d)

Decrease reflected in above
   expense ratios due to undertakings
    by The Dreyfus Corporation                                           --            --              .02              .81(d)

Portfolio Turnover Rate                                               55.98(d)      112.24           78.93           291.12(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               747,748      1,659,530         459,457           12,370

(A) FROM OCTOBER 13, 1997 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON OCTOBER 14,
     1997 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1998.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                      Six Months Ended
                                                                      February 28, 2001              Year Ended August 31,
                                                                                                     ------------------------

CLASS B SHARES                                                                (Unaudited)            2000            1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                               66.81            32.13           28.25

Investment Operations:

 Investment (loss)                                                                  (.34)(b)         (.90)(b)        (.16)(b)

Net realized and unrealized gain
   (loss) on investments                                                          (37.00)           35.83            4.04

Total from Investment Operations                                                  (37.34)           34.93            3.88

Distributions:

Dividends from net realized
   gain on investments                                                               --              (.25)            --

Net asset value, end of period                                                     29.47            66.81           32.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                              (55.89)(d)       109.06           13.73(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                              .98(d)          1.93            .81(d)

Ratio of net investment (loss)
   to average net assets                                                            (.73)(d)        (1.57)          (.61)(d

Portfolio Turnover Rate                                                            55.98(d)        112.24          78.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                            515,355        1,107,998         73,588

(A) FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.






                                                                      Six Months Ended
                                                                      February 28, 2001               Year Ended August 31,
                                                                                                      ------------------------

CLASS C SHARES                                                                (Unaudited)          2000             1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                               66.75          32.10            28.25

Investment Operations:

Investment (loss)                                                                   (.34)(b)       (.90)(b)         (.16)(b)

Net realized and unrealized gain
   (loss) on investments                                                          (36.96)         35.80             4.01

Total from Investment Operations                                                  (37.30)         34.90             3.85

Distributions:

Dividends from net realized
   gain on investments                                                               --            (.25)             --

Net asset value, end of period                                                     29.45          66.75            32.10
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                              (55.88)(d)     109.06            13.63(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                              .96(d)        1.91              .82(d)

Ratio of net investment (loss)
   to average net assets                                                            (.72)(d)      (1.55)            (.62)(d)

Portfolio Turnover Rate                                                            55.98(d)      112.24            78.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                            270,613        602,842           30,207

(A) FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       Six Months Ended
                                                                       February 28, 2001              Year Ended August 31,
                                                                                                     ------------------------

CLASS R SHARES                                                                (Unaudited)          2000             1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                               67.69          32.22            28.25

Investment Operations:

Investment (loss)                                                                   (.08)(b)       (.30)(b)         (.07)(b)

Net realized and unrealized gain
   (loss) on investments                                                          (37.57)         36.02             4.04

Total from Investment Operations                                                  (37.65)         35.72             3.97

Distributions:

Dividends from net realized
   gain on investments                                                               --            (.25)              --

Net asset value, end of period                                                     30.04          67.69            32.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                  (55.62)(c)     111.21            14.05(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                             .42(c)          .86              .44(c)

Ratio of net investment (loss)
   to average net assets                                                           (.17)(c)        (.48)            (.24)(c)

Portfolio Turnover Rate                                                           55.98(c)       112.24            78.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                            11,143          85,803            1,257

(A) FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.





                                                                       Six Months Ended
                                                                       February 28, 2001              Year Ended August 31,
                                                                                                     ------------------------

CLASS T SHARES                                                                (Unaudited)          2000             1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                               67.26          32.21              32.21

Investment Operations:

Investment (loss)                                                                   (.24)(b)       (.66)(b)             --

Net realized and unrealized gain
   (loss) on investments                                                          (37.31)         35.96                 --

Total from Investment Operations                                                  (37.55)         35.30                 --

Distributions:

Dividends from net realized gain on investments                                      --            (.25)                --

Net asset value, end of period                                                     29.71          67.26              32.21
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                  (55.84)(c,d)   109.93(c)              --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                              .75(d)        1.48                 --

Ratio of net investment (loss)
   to average net assets                                                            (.51)(d)      (1.11)                --

Portfolio Turnover Rate                                                            55.98(d)      112.24              78.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                              8,778         19,049                  1

(A) COMMENCED OFFERING SHARES ON AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Technology Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation ("Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and Class B shares automatically convert Class A shares after six years, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the service offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The  fund' s  financial  statements  are  prepared in accordance with accounting
principles    generally    accepted    in    the    United    States    which

may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $13,254 during the period ended February 28, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $7,796,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied the carryover expires in fiscal 2008.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $5 million for leverage purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged
to    the    fund    based    on    prevailing

market in effect at the time of borrowings. During the period ended February 28, 2001, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

The Distributor retained $148,059 during the period ended February 28, 2001 from commissions earned on sales of fund shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2001, Class B, Class C and Class T shares were charged $2,983,621, 1,609,621 and $17,158, respectively, pursuant to the Plan.

(c) Under the Shareholder Service Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2001, Class A, Class B, Class C and Class T shares were charged $1,464,333, $994,540, $536,540 and $17,158, respectively, pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2001, the fund was charged $1,054,610 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2001, the fund was charged $78,314 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) During the period ended February 28, 2001, the fund incurred total brokerage commissions of $1,300,264, of which $158,692 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(a)  The  following  summarizes  the  aggregate amount of purchases and sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended February 28, 2001:

                                      Purchases ($)           Sales ($)
--------------------------------------------------------------------------------

Long transactions                     1,337,393,752        1,304,599,321

Short sale transactions                 655,935,668          684,100,751

     TOTAL                            1,993,329,420        1,988,700,072


The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at February 28, 2001, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

(b) At February 28, 2001, accumulated net unrealized depreciation on investments and securities sold short was $291,292,804, consisting of $85,415,696 gross unrealized appreciation and $376,708,500 gross unrealized depreciation.

At February 28, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier Technology Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  255SA0201





Dreyfus

International

Value Fund

SEMIANNUAL REPORT February 28, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                       International Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus International Value Fund, covering the six-month period from September 1, 2000 through February 28, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Sandor Cseh.

The international stock markets, as measured by the MSCI EAFE Index, declined more than 14% during the six-month reporting period. Many U.S. stock market indices declined as well. The reasons for the lackluster performance ranged from an ongoing correction in technology share valuations to slower global economic growth.

Times of economic and market changes are often good opportunities to review your investment strategies. Recent market events and conditions may have altered the
way   your   investments   are   apportioned   among   various  asset  classes,
market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

March 15, 2001




DISCUSSION OF FUND PERFORMANCE

Sandor Cseh, Senior Portfolio Manager

How did Dreyfus International Value Fund perform relative to its benchmark?

For the six-month period ended February 28, 2001, Dreyfus International Value Fund produced a total return of -2.88%.(1) The fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index" ), produced a total return of -14.31% for the same period.(2) The Morgan Stanley Capital International Europe, Australasia, Far East Value Index ("MSCI EAFE Value Index" ), a value index that may more closely represent this fund, produced a total return of -5.51% for the same period.(3)

We attribute the fund' s negative return to an especially difficult worldwide stock market environment over the past six months. In addition, the strength of the U.S. dollar relative to other major currencies also hindered our performance. However, we are pleased to report that our performance exceeded both of the indices to which we are compared, primarily because of our limited
exposure    to    the    technology    and    telecommunications    sectors.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund ordinarily invests most of its assets in stocks of foreign issuers that we consider to be "value" companies. The fund normally invests in companies in a broad  range  of  countries  and  generally limits its investments in any single
company   to  no  more  than  5%  of  its  assets  at  the  time  of  purchase.

The fund' s investment approach is value oriented, research driven and risk averse. When selecting stocks, we attempt to identify potential investments
through   extensive   quantitative   and   fundamental   research.

                                                                  The   Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

*    VALUE,  or  how  a  stock  is  priced  relative  to  traditional   business
     performance measures.

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity.

* BUSINESS MOMENTUM, or the presence of a catalyst (such as corporate restructuring, changing management or positive earnings surprise) that can potentially trigger a price increase in the near term to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls
short    of    our    expectations.

What other factors influenced the fund's performance?

Several factors influenced the fund's performance over the past six months. First, the value style of investing returned to favor. As a value fund, that environment helped the fund' s overall performance. Second, the fund was positively affected by the way we allocated assets among industry groups. For example, we limited our exposure to stocks within the technology and telecommunications sectors, two groups that were hit hardest by the market's downturn. In addition, our continued emphasis on financial companies helped the
fund's    returns.

Nonetheless, as with many international funds, the strength of the U.S. dollar hurt performance over the reporting period. Your fund invests primarily in overseas stocks that are denominated in local currencies. As the dollar strengthened relative to local currencies, those investments translated into fewer dollars. Overall during the reporting period, the U.S. dollar appreciated relative to the euro and the Japanese yen, while it remained flat relative to the British pound.

We  responded  to  these  market  influences by adjusting our country allocation
strategy.    We    continued    to    trim    our    exposure    to   Japan,

decision that proved beneficial for the fund as the Japanese market was among the worst performing markets for the six-month period. In fact, the Japanese stock market reached a 15-year low in late February. On the other hand, the fund benefited from less adverse stock market environments in the United Kingdom and Europe. In the United Kingdom, our emphasis on financial stocks -- particularly banks that were targeted for acquisition -- aided performance. In addition, we were able to limit the fund's losses by avoiding telecommunications stocks in the United Kingdom. In France, we benefited from our investments in several pharmaceutical stocks and a major industrial gas company. Finally, our investments  in  German  bank  stocks  flourished due in large part to a wave of
recently    implemented    tax    and    financial    reform    laws.

What is the fund's current strategy?

We believe lower stock valuations have opened the door for us to be able to buy back some of the stocks that had moved out of our value universe over the last year. For example, the recent decline of technology and telecom stocks may provide us with an opportunity to increase our weightings in those areas. We continue to concentrate on companies with reasonable valuations, sound fundamentals and improving earnings momentum, believing that these types of stocks have the potential to generate enhanced returns for our shareholders

March 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS. PLEASE READ THE PROSPECTUS FOR FURTHER DISCUSSION OF THESE RISKS.

(2) SOURCE: LIPPER INC. -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED.

(3) SOURCE: LIPPER INC. -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) VALUE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF VALUE COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES GROSS DIVIDENDS REINVESTED.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2001 (Unaudited)

STATEMENT OF INVESTMENTS



COMMON STOCKS--97.8%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--1.8%

Goodman Fielder                                                                               1,843,160                1,319,024

National Australia Bank                                                                         304,250                4,817,299

                                                                                                                       6,136,323

BELGIUM--1.3%

Dexia                                                                                            25,400                4,239,120

Dexia (Strip VVPR)                                                                               18,298  (a)                 169

                                                                                                                       4,239,289

BRAZIL--.8%

Petroleo Brasileiro, ADR                                                                         54,815                1,485,486

Tele Norte Leste, ADR                                                                                 2                      43

Telecomunicacoes Brasileiras, ADR (PFD Block)                                                    16,567                1,078,512

                                                                                                                       2,564,041

FINLAND--.5%

Kesko, Cl. B                                                                                    169,966                1,789,578

FRANCE--9.5%

Air Liquide                                                                                      31,999                4,394,720

Alstom                                                                                          119,505                3,311,244

Assurances Generales de France                                                                   42,119                2,635,550

BNP Paribas                                                                                      55,000                4,510,863

Bongrain                                                                                         39,488                1,358,549

Compagnie de Saint-Gobain                                                                        14,006                2,147,366

Compagnie Generale des Etablissments Michelin, Cl. B                                             68,572                2,628,323

Groupe Air France                                                                                99,695                1,882,081

Societe Generale, Cl. A                                                                          27,250                1,672,421

TotalFinaElf, ADR                                                                                76,404                5,387,246

Usinor                                                                                          174,673                2,468,318

                                                                                                                      32,396,681

GERMANY--8.7%

Bayer                                                                                            95,029                4,642,969

Bayerische Hypo- und Vereinsbank                                                                 40,591                2,500,573

Deutsche Lufthansa                                                                              131,463                2,768,358

Deutsche Post                                                                                   159,774                3,425,037

Dresdener Bank                                                                                   95,850                3,966,012

E.On                                                                                            105,517                5,408,781

MG Technologies                                                                                 152,883                2,061,559



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

Merck KGaA                                                                                       39,008                1,776,169

Volkswagen                                                                                       57,769                3,174,649

                                                                                                                      29,724,107

GREECE--.8%

Hellenic Telecommunications Organization, ADR                                                   390,128                2,781,612

HONG KONG--.9%

Hongkong Electric                                                                               840,576                3,173,753

INDIA--.3%

Videsh Sanchar Nigam, ADR                                                                        74,401                  963,493

IRELAND--1.3%

Bank of Ireland                                                                                 464,532                4,436,291

ITALY--6.1%

Banca Popolare di Bergamo-Credito Varesino                                                      158,311                3,114,401

ENI                                                                                             978,371                6,406,703

Finmeccanica                                                                                  3,496,530  (a)           3,452,223

San Paulo--IMI                                                                                  163,153                2,516,492

Telecom Italia                                                                                  954,862                5,367,307

                                                                                                                      20,857,126

JAPAN--19.0%

AIFUL                                                                                            35,350                2,748,641

CANON                                                                                           162,000                5,270,312

Credit Saison                                                                                   301,500                6,265,201

Dai-Tokyo Fire & Marine Insurance                                                               535,000                1,640,265

FUJI MACHINE MANUFACTURING                                                                       89,400                2,360,246

HONDA MOTOR                                                                                      85,000                3,322,687

LAWSON                                                                                           52,400                1,494,975

MABUCHI MOTOR                                                                                    44,300                3,678,462

MINEBEA                                                                                         432,000                3,377,414

MURATA MANUFACTURING                                                                             11,500                  952,946

Marubeni                                                                                      1,503,000  (a)           2,982,447

Matsumotokiyoshi                                                                                 85,000                2,902,828

NAMCO                                                                                            81,700                1,273,301

NIPPON TELEGRAPH AND TELEPHONE                                                                       98                  640,982

Nippon Express                                                                                  902,000                4,378,641

Nishimatsu Construction                                                                         404,000                1,365,934

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

RINNAI                                                                                          184,600                3,005,921

ROHM                                                                                             15,500                2,508,091

SANKYO                                                                                          128,000                2,665,305

SHOHKON FUND & CO.                                                                               10,300                1,184,211

Sekisui Chemical                                                                                195,000                  533,087

Seventy-Seven Bank                                                                              392,000                2,006,405

Shin-Etsu Chemical                                                                               83,000                2,933,486

TDK                                                                                              36,000                2,489,525

Yamanouchi Pharmaceutical                                                                        76,000                2,841,423

                                                                                                                      64,822,736

MEXICO--.4%

America Movil, ADR                                                                               24,311                  435,167

Telefonos de Mexico, ADR                                                                         24,311                  784,273

                                                                                                                       1,219,440

NETHERLANDS--7.8%

ABN AMRO                                                                                        240,320                5,304,834

Akzo Nobel                                                                                       59,820                2,911,662

Buhrmann                                                                                         55,956                1,695,135

Fortis                                                                                          183,443                5,326,814

Hunter Douglas                                                                                  105,958                2,681,441

Stork                                                                                           194,329                2,593,519

Vedior                                                                                          200,448                2,554,846

Wolters Kluwer                                                                                  151,330                3,646,557

                                                                                                                      26,714,808

NEW ZEALAND--.7%

Telecom Corporation of New Zealand                                                            1,013,511                2,249,117

PHILIPPINES--.3%

Manila Electric, Cl. B                                                                          813,480                1,035,797

PORTUGAL--1.1%

Portugal Telecom                                                                                389,770                3,772,711

SINGAPORE--2.5%

Creative Technology                                                                             165,200                1,868,825

Oversea-Chinese Banking                                                                         475,855                3,573,345

United Overseas Bank                                                                            390,167                3,086,445

                                                                                                                       8,528,615



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA--1.3%

Korea Electric Power, ADR                                                                       185,564                2,022,648

Pohang Iron & Steel, ADR                                                                        111,920                2,507,008

                                                                                                                       4,529,656

SPAIN--4.5%

Banco Popular Espanol                                                                            95,912                3,411,382

Endesa                                                                                          367,304                6,313,293

Repsol YPF, ADR                                                                                 327,588                5,572,272

                                                                                                                      15,296,947

SWEDEN--1.6%

Autoliv                                                                                         194,458                3,489,102

Investor, Cl. B                                                                                 133,824                1,889,553

                                                                                                                       5,378,655

SWITZERLAND--7.9%

Barry Callebaut                                                                                  20,438                2,999,647

Clariant                                                                                         11,095                3,688,806

Forbo                                                                                             3,145                1,382,873

Givaudan                                                                                         10,350                2,852,093

Novartis                                                                                          2,120                3,594,082

Sulzer                                                                                            3,202  (a)           2,209,732

Swisscom                                                                                          6,614                1,545,234

UBS                                                                                              38,000                6,055,232

Zurich Financial Services                                                                         5,280                2,530,402

                                                                                                                      26,858,101

TAIWAN--.4%

Taiwan Semiconductor Manufacturing                                                               75,400  (a)           1,419,782

UNITED KINGDOM--18.3%

Allied Domecq                                                                                   358,500                2,215,968

BAE SYSTEMS                                                                                     958,618                4,075,034

BOC                                                                                             220,311                3,261,928

Barclays                                                                                        144,583                4,396,375

Bunzl                                                                                           889,001                5,851,531

Diageo                                                                                          379,350                3,853,227

Enterprise Oil                                                                                  339,570                3,107,931

Morgan Crucible                                                                                 935,765                4,197,201

PowerGen                                                                                        218,054                2,058,806

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Rexam                                                                                         1,003,915                3,835,749

Rio Tinto                                                                                       208,432                3,842,491

Royal & Sun Alliance Insurance                                                                  792,687                6,017,267

Safeway                                                                                         715,528                3,031,326

Scottish & Southern Energy                                                                      265,174                2,377,174

Unilever                                                                                        808,675                6,045,090

Wolseley                                                                                        613,201                4,184,880

                                                                                                                      62,351,978
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $334,727,442)                                                              97.8%             333,240,637

CASH AND RECEIVABLES (NET)                                                                          2.2%               7,454,128

NET ASSETS                                                                                        100.0%              340,694,765

(A)  NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2001 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           334,727,442   333,240,637

Cash denominated in foreign currencies                 10,160,106    10,144,993

Dividends receivable                                                    900,441

Receivable for investment securities sold                                69,409

Receivable for shares of Common Stock subscribed                          2,500

Prepaid expenses                                                         27,895

                                                                    344,385,875
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           335,908

Cash overdraft due to Custodian                                       1,367,534

Payable for shares of Common Stock redeemed                           1,802,611

Accrued expenses                                                        185,057

                                                                      3,691,110
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      340,694,765
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     341,293,048

Accumulated undistributed investment income--net                        347,562

Accumulated net realized gain (loss) on investments

   and foreign currency transactions                                    572,251

Accumulated net unrealized appreciation (depreciation)

   on investments and foreign currency transactions--Note 4(b)       (1,518,096
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      340,694,765
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      21,900,726

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          15.56

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $266,662 foreign taxes withheld at source)     2,080,390

Interest                                                               249,983

TOTAL INCOME                                                         2,330,373

EXPENSES:

Management fee--Note 3(a)                                            1,814,718

Shareholder servicing costs--Note 3(b)                                 488,847

Custodian fees                                                         151,168

Registration fees                                                       38,468

Professional fees                                                       15,352

Prospectus and shareholders' reports                                     7,517

Directors' fees and expenses--Note 3(c)                                  4,116

Loan commitment fees--Note 2                                             2,758

Miscellaneous                                                           11,596

TOTAL EXPENSES                                                       2,534,540

INVESTMENT (LOSS)                                                    (204,167)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                     3,066,779

Net realized gain (loss) on forward currency exchange contracts      (170,183)

NET REALIZED GAIN (LOSS)                                             2,896,596

Net unrealized appreciation (depreciation) on investments

   and foreign currency transactions                               (13,279,564)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (10,382,968)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (10,587,135)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2001           Year Ended
                                              (Unaudited)      August 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                   (204,167)            2,995,045

Net realized gain (loss) on investments         2,896,596           27,418,422

Net unrealized appreciation (depreciation)
   on investments                             (13,279,564)         (16,443,316)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (10,587,135)          13,970,151
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (2,423,502)          (1,879,134)

Net realized gain on investments             (23,479,060)         (13,055,032)

TOTAL DIVIDENDS                              (25,902,562)         (14,934,166)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 207,996,319        1,117,024,340

Dividends reinvested                           18,336,341           11,642,447

Cost of shares redeemed                     (245,933,799)        (991,584,573)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (19,601,139)         137,082,214

TOTAL INCREASE (DECREASE) IN NET ASSETS      (56,090,836)         136,118,199
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           396,785,601          260,667,402

END OF PERIOD                                 340,694,765          396,785,601

Undistributed investment income--net              347,562            2,975,231
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    12,847,655           65,171,993

Shares issued for dividends reinvested          1,167,176              686,870

Shares redeemed                              (15,164,786)         (57,686,451)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,149,955)           8,172,412

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended

                                         February 28, 2001                                    Year Ended August 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2000         1999           1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               17.21         17.52        14.50         15.05          13.23         12.50

Investment Operations:

Investment income (loss)--net                         (.01)(b)       .15(b)      .16(b)         .13            .07           .15

Net realized and unrealized

   gain (loss) on investments                         (.47)          .44        3.76           (.20)          1.98           .65

Total from
   Investment Operations                              (.48)           .59       3.92           (.07)          2.05           .80

Distributions:

Dividends from investment
   income--net                                       (.11)         (.11)         (.15)          (.08)         (.10)         (.04)

Dividends from net realized
   gain on investments                              (1.06)         (.79)         (.75)          (.40)         (.13)         (.03)

Total Distributions                                 (1.17)         (.90)         (.90)          (.48)         (.23)         (.07)

Net asset value,
   end of period                                     15.56        17.21         17.52          14.50         15.05         13.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (2.88)(c)     3.48         28.19           (.62)        15.72          6.43(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .69(c)      1.40          1.40            1.44       1.49            1.39(c)

Ratio of net investment
   income (loss) to
   average net assets                                 (.06)(c)      .88          1.00            1.17       1.09            1.78(c)

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                              --           --            --            --          .03             .51(c)

Portfolio Turnover Rate                             13.99(c)      37.64         30.68           34.46      25.35           19.14(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     340,695      396,786       260,667         162,707     96,896          25,638

(A) FROM SEPTEMBER 28, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus International Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies

                                                                     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.


(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended February 28, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2001, the fund was charged $453,679 pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2001, the fund was charged $19,036 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended February 28, 2001, amounted to $49,389,027 and $79,061,777, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At February 28, 2001, the fund did not have any open forward currency exchange contracts.

(b) At February 28, 2001, accumulated net unrealized depreciation on investments was $1,486,805, consisting of $32,818,538 gross unrealized appreciation and $34,305,343 gross unrealized depreciation.

At February 28, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus International Value Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
 144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  254SA0201



Dreyfus

Emerging Leaders Fund

SEMIANNUAL REPORT February 28, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                          Emerging Leaders Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Emerging Leaders Fund, covering the six-month period from September 1, 2000 through February 28, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul Kandel and Hilary Woods.

The small-cap segment of the stock market, as measured by the Russell 2000 Index, declined more than 11% during the six-month reporting period. Many other major stock market indices declined as well. The reasons for the lackluster performance ranged from an ongoing correction in technology share valuations to slower economic growth.

Times of economic and market changes are often good opportunities to review your investment strategies. Recent market events and conditions may have altered the
way   your   investments   are   apportioned   among   various  asset  classes,
market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

March 15, 2001




DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Emerging Leaders Fund perform relative to its benchmark?

For the six-month period ended February 28, 2001, Dreyfus Emerging Leaders Fund produced a total return of -8.23% .(1) This exceeded the performance of the fund' s benchmark, the Russell 2000 Index, which produced a -11.18% total return for the same period.(2)

We attribute the fund's performance to difficult market conditions in a slowing economy. The fund's good performance relative to its benchmark was primarily the result of favorable individual stock selections among a variety of sectors, industries and investment styles, particularly value-oriented companies with strong earnings. These positive investments offset some of the negative effects of a volatile and punishing small-cap stock market environment.

What is the fund's investment approach?

The fund invests primarily in a diversified portfolio of small-cap companies with total market values of $1.5 billion or less at the time of purchase. To create that portfolio, we focus primarily on emerging leaders in their respective industries. The leaders in which we invest offer products or services that we believe enhance their prospects for future earnings growth. Using fundamental research, we seek companies with dominant positions in major product lines, sustained achievement records and strong financial conditions. We also base investment decisions on the expected impact of changes in a company's management or organizational structure.

Our investment approach targets growth-oriented stocks (those of companies with earnings that are expected to grow faster than the overall market) , value-oriented stocks (those that appear underpriced according to a variety of financial measurements) , and stocks that exhibit both growth and value
characteristics.   We   typically   sell   a   stock   when  the  rea

                                                                 The  Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

sons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance.

What other factors influenced the fund's performance?

U.S. economic growth slowed throughout the six-month period, causing a large number of companies to post disappointing earnings and to warn of additional future disappointments. The fund's best performance came from the health care, consumer- and producer-durables industry groups, where we invested in several companies that proved to be relatively insulated from the full impact of the economic slowdown.

Among health care stocks, we sold most of our positions in biotechnology companies. Instead, we shifted assets toward service-oriented health care providers, such as Lincare Holdings, and distributors, such as AmeriSource Health. These kinds of traditionally defensive companies historically have often performed well during economic slowdowns, as they did during the recent reporting period. In the consumer area, we scored gains from investments in specialty retailers, such as Pacific Sunwear of California and American Eagle Outfitters, that were recovering from weak performance the year before. Among producer durables, we benefited from gains in aerospace suppliers, such as L-3 Communications Holdings, that managed to deliver good earnings, and AGCO, an attractively priced farm equipment manufacturer.

On the other hand, we suffered along with the rest of the market in several sectors, and in some instances suffered more. Growth stocks, particularly in the technology sector, were hit hardest by the economic slowdown. The fund held a relatively large number of technology stocks at the beginning of the period, particularly in the semiconductor group, which was among the first technology industries to slump. We also suffered from our exposure to radio and outdoor advertising companies, which lost revenues due to poor economic conditions and the disappearance of many "dot.com" advertisers. Finally, although many energy stocks rose during the period due to high oil and gas prices, our energy holdings lost ground. That' s because some of our investments were in sectors where the upturn has not yet materialized.


What is the fund's current strategy?

As of the end of the reporting period, the fund remained more heavily weighted than our benchmark in energy stocks. We also maintained relatively heavy exposure to auto and transport stocks, an economically sensitive group with attractive prices and good prospects, in our opinion. On the other hand, we held relatively light positions in the consumer sector because of weakening consumer confidence, as well as in financials and utilities. Our allocation to technology stocks stood at roughly the same level as that of our benchmark.

Despite challenging market conditions, we remain as strongly committed as ever to our blended growth-and-value approach to investing, and we continue to seek what we believe to be attractive investment opportunities among emerging leaders in the small-cap area.

March 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                             The Fund


STATEMENT OF INVESTMENTS

February 28, 2001 (Unaudited)



COMMON STOCKS--96.1%                                                                            Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES--5.3%

Dendrite International                                                                          800,000  (a)          14,250,000

Lamar Advertising                                                                               450,000  (a)          18,562,500

True North Communications                                                                       500,000               19,250,000

Valassis Communications                                                                         625,000  (a)          18,893,750

                                                                                                                      70,956,250

CONSUMER NON-DURABLES--5.6%

Church & Dwight                                                                                 935,000               20,439,100

Dial                                                                                          1,000,000               14,070,000

Flowers Industries                                                                              880,000               15,488,000

PepsiAmericas                                                                                 1,525,000               24,644,000

                                                                                                                      74,641,100

CONSUMER SERVICES--3.8%

Emmis Communications, Cl. A                                                                     670,000  (a)          17,713,125

Entercom Communications                                                                         375,000  (a)          15,281,250

Harte-Hanks                                                                                     775,000               18,243,500

                                                                                                                      51,237,875

ELECTRONIC TECHNOLOGY--11.5%

Aeroflex                                                                                        880,000  (a)          11,770,000

Centillium Communications                                                                       500,000               14,437,500

Elantec Semiconductor                                                                           475,000  (a)           9,410,937

Integrated Silicon Solution                                                                   1,225,000  (a)          16,384,375

L-3 Communications Holdings                                                                     300,000  (a)          24,594,000

Lattice Semiconductor                                                                           900,000  (a)          16,650,000

Newport News Shipbuilding                                                                       415,000               22,679,750

Plexus                                                                                          500,000  (a)          15,437,500

TranSwitch                                                                                      500,000  (a)          10,031,250

Veeco Instruments                                                                               350,000  (a)          13,190,625

                                                                                                                     154,585,937

ENERGY MINERALS--2.8%

Cross Timbers Oil                                                                               750,000               18,502,500

Meridian Resource                                                                             2,550,000  (a)          19,762,500

                                                                                                                      38,265,000

FINANCE--16.2%

AmeriCredit                                                                                     825,000  (a)          28,198,500

Annuity and Life Re Holdings                                                                    800,000               22,500,000



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

City National                                                                                   445,000               16,122,350

Commerce Bancorp                                                                                375,000               22,312,500

Everest Re Group                                                                                455,000               28,778,750

First Midwest Bancorp                                                                           750,000               20,906,250

First Virginia Banks                                                                            435,000               19,923,000

Mercury General                                                                                 550,000               18,810,000

Protective Life                                                                                 725,000               21,822,500

RenaissanceRe Holdings                                                                          255,000               18,959,250

                                                                                                                     218,333,100

HEALTH SERVICES--8.7%

AmeriSource Health, Cl. A                                                                       500,000  (a)          26,860,000

DaVita                                                                                        1,160,000  (a)          20,392,800

Humana                                                                                        1,450,000  (a)          19,575,000

Lincare Holdings                                                                                400,000  (a)          23,575,000

Manor Care                                                                                    1,100,000  (a)          26,829,000

                                                                                                                     117,231,800

HEALTH TECHNOLOGY--2.3%

Alpharma, Cl. A                                                                                 450,000               14,962,500

Andrx Group                                                                                     275,000  (a)          15,748,047

                                                                                                                      30,710,547

INDUSTRIAL SERVICES--5.1%

Granite Construction                                                                            675,000               22,342,500

Grant Prideco                                                                                 1,150,000  (a)          21,010,500

Marine Drilling                                                                                 850,000  (a)          24,777,500

                                                                                                                      68,130,500

INTEREST SENSITIVE--2.6%

Bank United (CPR)                                                                               525,000                  180,469

Washington Mutual                                                                               682,500               35,060,025

                                                                                                                      35,240,494

PROCESS INDUSTRIES--7.2%

Agrium                                                                                        1,400,000               18,606,000

Boise Cascade                                                                                   600,000               19,248,000

Cytec Industries                                                                                520,000  (a)          17,446,000

Great Lakes Chemical                                                                            400,000               13,244,000

Pactiv                                                                                        2,055,500  (a)          27,646,475

                                                                                                                      96,190,475

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING--6.0%

AGCO                                                                                          1,350,000               15,930,000

APW                                                                                             550,000  (a)          15,697,000

IDEX                                                                                            600,000               19,158,000

MagneTek                                                                                        750,000  (a)           8,400,000

Precision Castparts                                                                             550,000               21,202,500

                                                                                                                      80,387,500

RETAIL TRADE--5.2%

American Eagle Outfitters                                                                       840,000  (a)          29,242,500

MSC Industrial Direct                                                                           850,000  (a)          13,991,000

Pacific Sunwear of California                                                                   800,000  (a)          26,450,000

                                                                                                                      69,683,500

TECHNOLOGY SERVICES--5.5%

First Health Group                                                                              525,000  (a)          22,410,938

Global Payments                                                                                 800,000               15,200,000

National Data                                                                                   750,000  (a)          19,147,500

RSA Security                                                                                    375,000  (a)          17,812,500

                                                                                                                      74,570,938

TRANSPORTATION--4.4%

Expeditors International of Washington                                                          350,000               20,431,250

SkyWest                                                                                         800,000               18,150,000

Teekay Shipping                                                                                 500,000               20,600,000

                                                                                                                      59,181,250

UTILITIES--3.9%

Kinder Morgan                                                                                   450,000               24,930,000

National Fuel Gas                                                                               295,000               15,281,000

OGE Energy                                                                                      500,000               11,610,000

                                                                                                                      51,821,000

TOTAL COMMON STOCKS

   (cost $1,088,468,933)                                                                                           1,291,167,266


                                                                                              Principal
SHORT-TERM INVESTMENTS--4.3%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

5.58%, 3/29/2001                                                                                263,000                  262,045

5.11%, 4/12/2001                                                                              5,281,000                5,251,162

4.99%, 4/19/2001                                                                             36,201,000               35,955,557

4.97%, 4/26/2001                                                                                562,000                  557,768

4.66%, 5/10/2001                                                                             15,804,000               15,659,236

TOTAL SHORT-TERM INVESTMENTS

   (cost $57,685,030)                                                                                                 57,685,768
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,146,153,963)                                                          100.4%            1,348,853,034

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.4%)              (4,765,801)

NET ASSETS                                                                                       100.0%            1,344,087,233

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,146,153,963  1,348,853,03

Cash                                                                  1,442,616

Receivable for investment securities sold                             2,963,696

Receivable for shares of Common Stock subscribed                        913,318

Dividends receivable                                                    314,950

Prepaid expenses                                                         51,710

                                                                  1,354,539,324
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,329,608

Payable for shares of Common Stock redeemed                           8,996,751

Accrued expenses                                                        125,732

                                                                     10,452,091
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,344,087,23
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,220,803,815

Accumulated investment (loss)                                       (2,317,825)

Accumulated net realized gain (loss) on investments                (77,097,828)

Accumulated net unrealized appreciation (depreciation)
  on investments --Note 4                                           202,699,071
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,344,087,23
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      36,636,019

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   36.69

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $14,713 foreign taxes withheld at source)     3,519,547

Interest                                                             2,412,345

TOTAL INCOME                                                         5,931,892

EXPENSES:

Management fee--Note 3(a)                                            5,955,038

Shareholder servicing costs--Note 3(b)                               2,108,675

Registration fees                                                       59,244

Custodian fees--Note 3(b)                                               49,779

Prospectus and shareholders' reports                                    32,644

Directors' fees and expenses--Note 3(c)                                 18,754

Professional fees                                                       13,132

Loan commitment fees--Note 2                                             9,979

Miscellaneous                                                            2,472

TOTAL EXPENSES                                                       8,249,717

INVESTMENT (LOSS)                                                  (2,317,825)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (76,386,020)

Net unrealized appreciation (depreciation) on investments         (35,911,917)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (112,297,937)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (114,615,762)

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2001          Year Ended
                                              (Unaudited)     August 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                             (2,317,825)          (3,132,525)

Net realized gain (loss) on investments      (76,386,020)           19,844,723

Net unrealized appreciation (depreciation)
   on investments                            (35,911,917)          177,087,969

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                (114,615,762)          193,800,167
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS             (20,356,092)          (1,063,336)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 362,960,858       1,278,216,674

Dividends reinvested                           18,911,149             958,679

Cost of shares redeemed                     (225,808,423)        (507,540,709)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                156,063,584          771,634,644

TOTAL INCREASE (DECREASE) IN NET ASSETS       21,091,730          964,371,475
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,322,995,503         358,624,028

END OF PERIOD                               1,344,087,233       1,322,995,503
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     9,443,711          34,153,129

Shares issued for dividends reinvested            511,112              28,600

Shares redeemed                               (5,899,706)         (13,417,332)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   4,055,117           20,764,397

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                      Six Months Ended

                                     February 28, 2001                                      Year Ended August 31,
                                                                    ---------------------------------------------------------------

                                            (Unaudited)             2000         1999          1998           1997       1996(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                            40.61            30.35        20.20         25.17          18.67         12.50

Investment Operations:

Investment income (loss)--net                      (.07)(b)         (.14)(b)     (.13)(b)      (.16)(b)       (.11)          .03

Net realized and unrealized
   gain (loss) on investments                     (3.26)           10.47        10.33         (2.14)          8.02          6.17

Total from Investment Operations                  (3.33)           10.33        10.20         (2.30)          7.91          6.20

Distributions:

Dividends from investment
   income--net                                       --  --           --            --             --                       (.03)

Dividends from net realized
   gain on investments                            (.59)            (.07)         (.05)         (2.67)        (1.41)            --

Total Distributions                               (.59)            (.07)         (.05)         (2.67)        (1.41)         (.03)

Net asset value, end of period                   36.69            40.61         30.35          20.20         25.17         18.67
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 (8.23)(c)        34.07         50.54         (10.82)        44.45     46.09(c,d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              .62(c)          1.26          1.38           1.39          1.39         1.16(c)

Ratio of net investment
   income (loss) to
   average net assets                             (.17)(c)         (.37)         (.49)          (.63)         (.62)         .09(c)

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                           --              --           --            --             .09          .36(c)

Portfolio Turnover Rate                          32.51(c)         76.00        100.40         199.08        197.99       203.66(c)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                1,344,087       1,322,996       358,624        105,550       104,481       37,206

(A) FROM SEPTEMBER 28, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D)  CALCULATED  BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON  SEPTEMBER
     29, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1996.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Emerging Leaders Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to existing shareholders without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,374 during the period ended February 28, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended February 28, 2001, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2001, the fund was charged $1,654,177 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2001, the fund was charged $95,447 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2001, the fund was charged $49,779 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.
Subject    to

the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made
through    the    use    of    the    fund's    exchange    privilege.

(e) During the period ended February 28, 2001, the fund incurred total brokerage commissions of $1,024,105, of which $7,560 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2001, amounted to $555,117,589 and $410,455,942, respectively.

At February 28, 2001, accumulated net unrealized appreciation on investments was $202,699,071, consisting of $270,136,491 gross unrealized appreciation and $67,437,420 gross unrealized depreciation.

At February 28, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Emerging Leaders Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Disbursing Agent

                       Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  259SA0201





Dreyfus

Aggressive Value

Fund

SEMIANNUAL REPORT February 28, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                          Aggressive Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Aggressive Value Fund, covering the six-month period from September 1, 2000 through February 28, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey, CFA.

The midcap segment of the stock market, as measured by the Standard & Poor's MidCap 400 Index, declined more than 8% during the six-month reporting period. Many other major stock market indices declined even more sharply. The reasons for the lackluster performance ranged from an ongoing correction in technology share valuations to slower economic growth.

Times of economic and market changes are often good opportunities to review your investment strategies. Recent market events and conditions may have altered the
way   your   investments   are   apportioned   among   various  asset  classes,
market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

March 15, 2001




DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, CFA, Senior Portfolio Manager

How did Dreyfus Aggressive Value Fund perform relative to its benchmarks?

For the six-month period ended February 28, 2001, Dreyfus Aggressive Value Fund produced a total return of -2.22%.(1) This compares with the return provided by the Russell 1000 Value Index, which produced a total return of 2.03% for the same period.(2) In addition, the Russell Midcap Value Index produced a total return of 9.63% for the same period.(3)

We attribute the fund's relative underperformance to our technology holdings, to which we allocated a larger percentage of the fund' s assets than their representation in both indices. In addition, we made some disappointing stock selections within this area that ultimately had a negative effect on the fund's
overall    performance.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, we invest at least 65% and up to 100% of the fund's total assets in the stocks of value companies of any size. These investments may include common stocks, preferred stocks and
convertible    securities    of    both    U.S.    and    foreign    issuers.

When selecting stocks for the fund, we begin with a proprietary computer model that identifies suitable candidates. Working with our team of research analysts, we then reduce that list of names by conducting fundamental research and by meeting with the management teams of the remaining candidates. Specifically, we are looking for factors that could signal a rise in the stock's price, including new products or markets, opportunities for gaining greater market share, more effective management teams or positive changes in the company's corporate
structure    or    market    perception.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The predominant factor influencing performance was the sharp correction experienced by the technology sector during the reporting period. As an aggressive fund, we placed a relatively heavy emphasis on technology stocks, which hurt our performance. We concentrated our investments in the larger, well-known technology companies, including Compaq Computer, International Business Machines, Hewlett-Packard and Apple Computer. However, we reduced our technology positions when it became clear that the group's correction was likely to continue. We have since taken a more defensive and cautious stance toward
technology    stocks.

While our technology exposure held back our performance, we received attractive returns from other segments of the marketplace, including the health care, consumer services and basic materials areas. These areas benefited from their " defensive" nature; that is, these companies tend to hold up better in a slower economy because people need to use their products and services regardless of the economic environment.

Within health care, the fund achieved strong gains from a diversified group of holdings, including two pharmaceutical companies, Teva Pharmaceutical Industries and King Pharmaceuticals; Manor Care, a nursing home; and LifePoint Hospitals, a rural hospital management company.

Retail stocks drove performance within the consumer services area. Last year many traditional "brick and mortar" retail companies faced strong competition from internet companies selling products online. While many of these internet companies have since gone out of business, their presence ultimately held down the stock prices of many retailers. We took advantage of this situation by opportunistically investing in high quality retail names that were selling at depressed levels, including Liz Claiborne, Sears, Roebuck & Co., Staples and Walmart. Now that the threat of internet sales has faded, retail stock prices
have    begun    to    improve.


Finally, the fund' s basic materials stocks also reported impressive returns, benefiting from a wave of industry consolidations and our ability to purchase the stocks of many of these companies at relatively depressed levels. The fund's most notable winners in this area include well-known companies such as duPont (E.I.) deNemours & Co., and Union Carbide -- which was acquired by Dow Chemical
during    the    period.

What is the fund's current strategy?

We are pleased that the value style of investing has returned to favor and believe this style will remain in favor, especially in the near term. Clearly, in an uncertain economic environment such as the one we are experiencing at the close of the reporting period, we believe the value style should benefit from
its   concentration   on   paying  low  prices  for  high  quality  securities.

We also believe the current broadening of the market has reminded shareholders of the benefits of investing in a diversified fund that has exposure to a wide range of industries. By doing so, we believe that investors can help cushion the declines that may occur in any one particular area.

March 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

(3) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP VALUE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES THAN THE RUSSELL MIDCAP INDEX.

                                                             The Fund

February 28, 2001 (Unaudited)



STATEMENT OF INVESTMENTS



COMMON STOCKS--94.2%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
BANKING--13.5%

Bank of America                                                                                  37,700                1,883,115

Bank of New York                                                                                 33,600                1,739,808

Bank One                                                                                         18,200                  641,914

First Virginia Banks                                                                             27,000                1,236,600

FleetBoston Financial                                                                            46,000                1,897,500

GreenPoint Financial                                                                             53,000                1,828,500

J.P. Morgan Chase & Co.                                                                          31,000                1,446,460

Southwest Bancorporation of Texas                                                                12,200  (a)             469,700

Washington Mutual                                                                                 9,000                  462,330

Wells Fargo                                                                                      54,300                2,695,452

                                                                                                                      14,301,379

COMMERCIAL SERVICES--.9%

Schein(Henry)                                                                                    33,400  (a)             953,987

CONSUMER DURABLES--1.0%

General Motors                                                                                   19,300                1,029,076

CONSUMER NON-DURABLES--10.4%

Coca-Cola                                                                                         9,300                  493,179

Coca-Cola Enterprises                                                                            71,300                1,618,510

Cott                                                                                             72,700  (a)             667,931

Heinz (H.J.)                                                                                     11,200                  476,896

Kimberly-Clark                                                                                    8,400                  600,600

Liz Claiborne                                                                                    21,600                1,051,920

NIKE, Cl. B                                                                                      19,100                  745,855

Philip Morris Cos.                                                                               57,200                2,755,896

Procter & Gamble                                                                                 20,600                1,452,300

R.J. Reynolds Tobacco Holdings                                                                    9,900                  559,350

UST                                                                                              19,700                  568,148

                                                                                                                      10,990,585

CONSUMER SERVICES--1.8%

Comcast, Cl. A                                                                                   21,400  (a)             926,887

Disney (Walt)                                                                                    21,600                  668,520

Viacom, Cl. B                                                                                     6,401  (a)             318,130

                                                                                                                       1,913,537

ELECTRONIC TECHNOLOGY--4.7%

Boeing                                                                                           13,300                  827,260

International Business Machines                                                                   9,300                  929,070


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Lucent Technologies                                                                              61,800                  716,262

Raytheon, Cl. B                                                                                  29,200                  969,732

Unisys                                                                                           59,100  (a)             968,058

United Technologies                                                                               6,900                  537,579

                                                                                                                       4,947,961

ENERGY MINERALS--7.1%

Anadarko Petroleum                                                                               11,135                  695,938

Cabot Oil & Gas, Cl. A                                                                           13,700                  371,270

Conoco, Cl. B                                                                                    27,500                  792,000

Exxon Mobil                                                                                      54,849                4,445,511

Ocean Energy                                                                                     69,100                1,243,800

                                                                                                                       7,548,519

FINANCIAL SERVICES--9.2%

American Express                                                                                 33,500                1,469,980

Citigroup                                                                                        82,107                4,038,022

Freddie Mac                                                                                      14,300                  941,655

Household International                                                                          17,000                  984,640

Morgan Stanley Dean Witter & Co.                                                                 18,000                1,172,340

USA Education                                                                                    16,100                1,167,733

                                                                                                                       9,774,370

HEALTH SERVICES--2.1%

Beverly Enterprises                                                                              68,000  (a)             522,920

HEALTHSOUTH                                                                                      72,800  (a)           1,158,976

Manor Care                                                                                       22,100  (a)             539,019

                                                                                                                       2,220,915

HEALTH TECHNOLOGY--7.2%

American Home Products                                                                            7,000                  432,390

Bristol-Myers Squibb                                                                             25,600                1,623,296

Merck & Co.                                                                                      18,900                1,515,780

Pharmacia                                                                                        10,700                  553,190

SICOR                                                                                           129,100  (a)           1,621,819

Teva Pharmaceutical Industries, ADR                                                              29,200                1,861,500

                                                                                                                       7,607,975

HOSPITAL MANAGEMENT--.5%

Community Health Systems                                                                         19,300                  543,295

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL SERVICES--1.2%

BJ Services                                                                                       4,200  (a)             319,200

ENSCO International                                                                              25,600                  975,616

                                                                                                                       1,294,816

INSURANCE--6.7%

Allstate                                                                                         49,800                1,985,028

American General                                                                                  9,900                  754,776

American International Group                                                                     32,975                2,697,355

Jefferson-Pilot                                                                                  11,200                  756,112

John Hancock Financial Services                                                                  13,100                  450,640

MBNA                                                                                             13,400                  440,592

                                                                                                                       7,084,503

NON-ENERGY MINERALS--.8%

Alcoa                                                                                            22,400                  801,024

PROCESS INDUSTRIES--3.3%

Dow Chemical                                                                                     26,242                  861,000

duPont (E.I.) deNemours & Co.                                                                    24,400                1,066,036

International Paper                                                                              14,200                  534,772

Olin                                                                                             47,800                  991,850

                                                                                                                       3,453,658

PRODUCER MANUFACTURING--3.8%

Danaher                                                                                          15,200                  964,288

General Electric                                                                                  8,300                  385,950

Honeywell International                                                                          21,500                1,004,265

Minnesota Mining & Manufacturing                                                                  6,200                  699,050

Tyco International                                                                               17,000                  929,050

                                                                                                                       3,982,603

RETAIL TRADE--3.5%

May Department Stores                                                                            28,300                1,120,397

Sears, Roebuck & Co.                                                                             25,300                1,038,565

Staples                                                                                          78,600  (a)           1,169,175

Target                                                                                            9,500                  370,500

                                                                                                                       3,698,637

TECHNOLOGY SERVICES--3.0%

Automatic Data Processing                                                                         3,100                  182,900

Computer Associates International                                                                29,900                  932,581

Compuware                                                                                        84,000  (a)             866,250

Electronic Data Systems                                                                           8,200                  523,406



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES (CONTINUED)

Informix                                                                                         71,500  (a)             509,438

KPMG Consulting                                                                                   5,200                  119,925

                                                                                                                       3,134,500

TRANSPORTATION--1.9%

Exelon                                                                                           30,900                2,019,933

UTILITIES--11.6%

AES                                                                                              17,700  (a)             955,269

ALLTEL                                                                                           14,400                  773,280

AT&T                                                                                             59,200                1,361,600

AT&T--Liberty Media, Cl. A                                                                       40,600  (a)             596,820

BellSouth                                                                                        29,400                1,233,624

El Paso                                                                                           1,911                  134,343

SBC Communications                                                                               53,401                2,547,228

Southern                                                                                         13,800                  427,110

Sprint (FON Group)                                                                               41,500                  927,940

Verizon Communications                                                                           42,600                2,108,700

Williams Cos.                                                                                     7,500                  312,750

WorldCom                                                                                         54,000  (a)             897,750

                                                                                                                      12,276,414

TOTAL COMMON STOCKS

  (cost $92,068,537)                                                                                                  99,577,687
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               Principal

SHORT-TERM INVESTMENTS--1.6%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   5.87%, 3/8/2001                                                                              150,000                  149,855

   4.99%, 4/19/2001                                                                           1,006,000                  999,179

   4.89%, 5/17/2001                                                                             545,000                  539,550

TOTAL SHORT-TERM INVESTMENTS

  (cost $1,688,296)                                                                                                    1,688,584
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $93,756,833)                                                              95.8%              101,266,271

CASH AND RECEIVABLES (NET)                                                                         4.2%                4,439,205

NET ASSETS                                                                                       100.0%              105,705,476

(A)  NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  93,756,833 101,266,271

Cash                                                                    104,081

Receivable for investment securities sold                             6,800,243

Receivable for shares of Common Stock subscribed                        437,692

Dividends receivable                                                    208,843

Prepaid expenses                                                         13,022

                                                                    108,830,152
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            99,741

Payable for investment securities purchased                           2,863,064

Payable for shares of Common Stock redeemed                             105,340

Accrued expenses                                                         56,531

                                                                      3,124,676
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      105,705,476
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      96,160,618

Accumulated undistributed investment income--net                        189,682

Accumulated net realized gain (loss) on investments                   1,845,738

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4(b)                                          7,509,438
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      105,705,476
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       4,460,917

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          23.70

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $154 foreign taxes withheld at source)          655,707

Interest                                                               101,868

TOTAL INCOME                                                           757,575

EXPENSES:

Management fee--Note 3(a)                                              325,785

Shareholder servicing costs--Note 3(b)                                 166,139

Prospectus and shareholders' reports                                    12,045

Professional fees                                                       11,235

Custodian fees--Note 3(b)                                                9,457

Registration fees                                                        6,841

Directors' fees and expenses--Note 3(c)                                  1,277

Miscellaneous                                                              679

TOTAL EXPENSES                                                         533,458

INVESTMENT INCOME--NET                                                 224,117
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

Long transactions                                                    4,938,832

Short sale transactions                                                345,207

NET REALIZED GAIN (LOSS)                                             5,284,039

Net unrealized appreciation (depreciation) on investments          (7,496,894)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (2,212,855)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (1,988,738)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2001           Year Ended
                                              (Unaudited)      August 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            224,117           1,129,464

Net realized gain (loss) on investments         5,284,039           9,266,178

Net unrealized appreciation (depreciation)
   on investments                             (7,496,894)           7,684,636

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (1,988,738)          18,080,278
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (1,160,972)            (200,027)

Net realized gain on investments             (12,184,102)          (6,627,196)

TOTAL DIVIDENDS                              (13,345,074)          (6,827,223)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  41,179,806          19,931,331

Dividends reinvested                           13,054,661           6,588,816

Cost of shares redeemed                      (11,166,559)         (32,045,777)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            43,067,908           (5,525,630)

TOTAL INCREASE (DECREASE) IN NET ASSETS       27,734,096            5,727,425
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            77,971,380           72,243,955

END OF PERIOD                                 105,705,476           77,971,380

Undistributed investment income--net              189,682            1,126,537
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,622,830              777,490

Shares issued for dividends reinvested            563,673              289,364

Shares redeemed                                 (432,228)          (1,306,987)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,754,275            (240,133)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended

                                         February 28, 2001                                  Year Ended August 31,
                                                                    ---------------------------------------------------------------

                                                (Unaudited)         2000          1999          1998           1997       1996(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               28.81         24.52         20.45         26.40          20.08         12.50

Investment Operations:

Investment income--net                              .07(b)        .43(b)        .05(b)           .05            .02           .09

Net realized and unrealized

   gain (loss) on investments                        (.81)          6.46         5.11          (4.27)          8.22          7.53

Total from Investment Operations                     (.74)          6.89         5.16          (4.22)          8.24          7.62

Distributions:

Dividends from investment
   income--net                                       (.38)         (.08)         (.04)          (.03)         (.05)         (.04)

Dividends from net realized
   gain on investments                              (3.99)        (2.52)        (1.05)         (1.70)        (1.87)            --

Total Distributions                                 (4.37)        (2.60)        (1.09)         (1.73)        (1.92)         (.04)

Net asset value, end of period                       23.70        28.81         24.52          20.45         26.40         20.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 (2.22)(c)         30.88        25.41         (17.02)        43.57         61.00(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                            .61(c)          1.34         1.29           1.27          1.24         1.17(c)

Ratio of interest expense
   to average net assets                                --         .00(d)         .01            .01            --            --

Ratio of net investment income
   to average net assets                            .26(c)          1.72          .22            .16           .18           .55(c)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --            --           --            --            .14           .63(c

Portfolio Turnover Rate                          161.75(c)        235.16        225.12        170.46        120.71        260.98(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     105,705        77,971        72,244        91,909       159,529        9,711

(A) FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Aggressive Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,859 during the period ended February 28, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution
requirements    of    the    Internal    Revenue    Code

                                                                  The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2001, the fund was charged $108,595 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2001, the fund was charged $20,623 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2001, the fund was charged $9,457 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through use of the fund's exchange privilege.

(e) During the period ended February 28, 2001, the fund incurred total brokerage commissions of $330,683, of which $9,056 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

(a)  The  following  summarizes  the  aggregate amount of purchases and sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended February 28, 2001:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       164,643,526          139,177,424

Short sale transactions                   8,492,689            8,837,896

     TOTAL                              173,136,215          148,015,320

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker and custodian, of permissible liquid assets sufficient to cover its short position. At February 28, 2001, there were no securities sold short outstanding.

(b) At February 28, 2001, accumulated net unrealized appreciation on investments was $7,509,438, consisting of $9,506,650 gross unrealized appreciation and $1,997,212 gross unrealized depreciation.

At February 28, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event:

On March 28, 2001, the Company's Board of Directors approved proposals to (i) change the name of the fund to Dreyfus Premier Strategic Value Fund; (ii) classify the fund' s current outstanding shares as Class A shares; and (iii) increase the fund' s authorized shares and classifying such shares as Class B, Class C, Class R and Class T shares. These changes are expected to take effect on or about June 1, 2001.



NOTES

                                                           For More Information

                        Dreyfus Aggressive Value Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  257SA0201